As filed with the Securities and Exchange Commission on June 6, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08846

Tributary Funds, Inc.

Tributary Capital Management, LLC
1620 Dodge Street
Omaha, Nebraska 68197

Karen Shaw
Atlantic Fund Services, LLC
Three Canal Plaza, Suite 600
Portland, ME 04101

Registrant’s telephone number, including area code: (800) 662-4203

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 – March 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT 2019

Table of Contents

Management Discussion and Analysis	4
Schedules of Portfolio Investments	16
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	54
Additional Fund Information	55
Directors and Officers	58

ANNUAL REPORT 2019

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Manager Commentary

The trailing twelve month period began with indications of a robust U.S. economy, as healthy corporate earnings, a strong labor market, and high levels of business and consumer confidence caused growth to exceed expectations. Indeed, GDP growth of 4.2% and 3.4% in the second and third quarters of 2018 pushed market interest rates higher. The strong data and concerns over increasing labor costs allowed the Federal Reserve to continue raising the fed funds rate, and the U.S. Treasury curve continued to flatten. In the last half of the period, however, the domestic economy appeared to buckle under higher interest rates, slowing global growth, and concerns regarding U.S. trade policies, as witnessed by fourth quarter GDP growth decelerating to 2.5%. While market interest rates peaked in the fourth quarter and began declining in response to the slowdown, the Federal Reserve remained hawkish and raised the fed funds rate for the fourth time in late 2018. At the same time, fears of a monetary mistake toppled the markets and fixed income spreads widened dramatically as U.S. Treasury rates nosedived. With global financial markets tumbling, the Fed was forced to pivot away from its plan of additional rate hikes in 2019. Promising patience, the Fed announced that they are currently on hold and will wait for additional data, particularly inflation data, to determine whether its next move will be a hike or a cut in the fed funds rate. Cementing its transition from hawkish to dovish monetary policy, the Fed also announced at its March meeting that balance sheet runoff would end by the fourth quarter of 2019.

The Tributary Short-Intermediate Bond Fund returned 2.99% (net, Institutional Plus) for the year ended March 31, 2019 compared to a 3.54% return for the Bloomberg Barclays U.S. Government /Credit 1-5 Year Index. The U.S. Treasury yield curve flattened in the intermediate maturities, as short-term yields moved higher, with the 2-year yield ending essentially unchanged and the 5- and 10-year yields each finishing 33 bps lower. Lower-quality corporate bonds were once again the best performing asset class in fixed income (the Bloomberg Barclays Corporate High Yield Index returned over 6%), driven by healthy earnings and more recently, a patient, dovish Federal Reserve. Within the investment grade space, the non-agency securitized sectors posted the best returns, led by CMBS with a +0.81% excess return over similar maturity Treasuries, followed by traditional ABS with a +0.71% excess return and agency CMBS at +0.66%. Non-corporate credit was next with a +0.40% excess return, followed by corporate credit at +0.20%. Agency MBS returns matched the Treasury market, while the inflation-linked TIPS space significantly underperformed as inflation expectations fell. The predominant driver of the Fund’s relative performance was the downdraft in bond yields over the past year, specifically in the 3-5 year maturity segments where the Fund had less duration exposure versus the benchmark. Similar to the previous year, the largest positive impact on the Fund’s performance came from our sector allocation decision. Our overweight position in the credit and spread sectors of the market benefitted returns, as yield spreads on non-government securities tightened during the year (largely as a result of the sharp snap-back witnessed in the first three months of 2019). The Fund’s slight lower-quality bias versus the benchmark, and the related yield advantage, also benefitted relative performance for the period.

During the year the Fund’s overall sector allocation remained fairly consistent, with a modest increase in ABS securities and a corresponding decline in government and agency MBS securities. In the corporate sector we remained vigilant in our pursuit of improving the fundamental quality of the portfolio, trimming names with uncertain credit outlooks and extending maturities where opportunities arose to capture steep credit curves. In the securitized space we were active in the ABS sector, adding positions in shorter duration securities that we believe offered excellent value for high-quality assets, especially relative to corporate bonds. The agency MBS allocation drifted lower given our estimate of limited value in shorter duration securities, while we added to our exposure in non-agency RMBS product to offset legacy bonds that continue to paydown quickly. In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

Many of the ominous signs we saw at the end of 2018 have receded to the background—primary debt markets are wide open even for low-quality issuers; measures of volatility have fallen; the government shutdown was resolved; and trade talks with China appear to be moving forward, etc. One could therefore make a strong case that Q4 of 2018 was the trough for financial markets, especially now that the Fed had shifted to a more dovish policy stance. Having said that, the fact remains that we are in the 10th year of an expansion and signs of late-cycle behavior remain, such as higher leverage metrics in corporate credit and looser underwriting trends in securitized markets. As such, we still lean toward caution with respect to overall risk exposure in the portfolio, knowing that being early could well mean underperformance in the near term. We continue to hold a below-index duration position (versus our stated 1-5Y benchmark), but remain slightly longer duration versus the 1-3Y Index. Regarding sector allocation, we remain overweight the non-agency RMBS and CMBS sectors, as well as the traditional ABS space, given our view that the risk-adjusted yield pickup is attractive. We remain over-weight duration in the corporate sector, but with a bias for high quality assets that can continue to provide interest income with less inherent risk. Lastly, we maintain a modest exposure to the agency MBS sector for the yield benefit, while remaining underweight in the traditional U.S. government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2019

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Government Securities	31.3%
Corporate Bonds	30.5%
Asset Backed Securities	17.6%
Non-Agency Residential Mortgage Backed Securities	7.7%
Non-Agency Commercial Mortgage Backed Securities	5.9%
U.S. Government Mortgage Backed Securities	5.8%
Short-Term Investments	1.0%
Preferred Stocks	0.2%
100.0%

Portfolio Analysis as of March 31, 2019

(Portfolio composition is subject to change)

Weighted Average to Maturity:	4.4 years

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund — Institutional Class	2.88%	1.54%	2.51%
Bloomberg Barclays U.S. Government/ Credit 1-5 Year Index	3.54%	1.57%	2.20%
Prospectus Expense Ratio (Gross/Net)†		1.22%	0.77%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.17%	0.76%

	1 Year	5 Year	Since Inception††
Tributary Short-Intermediate Bond Fund — Institutional Plus Class	2.99%	1.75%	2.17%
Bloomberg Barclays U.S. Government/ Credit 1-5 Year Index	3.54%	1.57%	1.52%
Prospectus Expense Ratio (Gross/Net)†		0.73%	0.54%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		0.73%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(††)	Commencement date for the Institutional Plus Class was October 14, 2011.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.

ANNUAL REPORT 2019

INCOME FUND (Unaudited)

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

The trailing twelve month period began with indications of a robust U.S. economy, as healthy corporate earnings, a strong labor market, and high levels of business and consumer confidence caused growth to exceed expectations. Indeed, GDP growth of 4.2% and 3.4% in the second and third quarters of 2018 pushed market interest rates higher. The strong data and concerns over increasing labor costs allowed the Federal Reserve to continue raising the fed funds rate, and the U.S. Treasury curve continued to flatten. In the last half of the period, however, the domestic economy appeared to buckle under higher interest rates, slowing global growth, and concerns regarding U.S. trade policies, as witnessed by fourth quarter GDP growth decelerating to 2.5%. While market interest rates peaked in the fourth quarter and began declining in response to the slowdown, the Federal Reserve remained hawkish and raised the fed funds rate for the fourth time in late 2018. At the same time, fears of a monetary mistake toppled the markets and fixed income spreads widened dramatically as U.S. Treasury rates nosedived. With global financial markets tumbling, the Fed was forced to pivot away from its plan of additional rate hikes in 2019. Promising patience, the Fed announced that they are currently on hold and will wait for additional data, particularly inflation data, to determine whether its next move will be a hike or a cut in the fed funds rate. Cementing its transition from hawkish to dovish monetary policy, the Fed also announced at its March meeting that balance sheet runoff would end by the fourth quarter of 2019.

The Tributary Income Fund returned 4.50% (net, Institutional Plus) for the year ended March 31, 2019 compared to a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index. The U.S. Treasury yield curve moved in an odd fashion over the trailing 12 months, with very short-term yields moving higher, the 2-year yield ending essentially unchanged, the 10-year yield 33 bps lower, and the 30-year yield finishing 16 bps lower. Lower-quality corporate bonds were once again the best performing asset class in fixed income (the Bloomberg Barclays Corporate High Yield Index returned over 6%), driven by healthy earnings and more recently, a patient, dovish Federal Reserve. Within the investment grade space, the non-agency securitized sectors posted the best returns, led by CMBS with a +0.81% excess return over similar maturity Treasuries, followed by traditional ABS with a +0.71% excess return and agency CMBS at +0.66%. Non-corporate credit was next with a +0.40% excess return, followed by corporate credit at +0.20%. Agency MBS returns matched the Treasury market, while the inflation-linked TIPS space significantly underperformed as inflation expectations fell. Similar to the previous year, the largest positive impact on the Fund’s performance came from our sector allocation decision. Our overweight position in the credit and spread sectors of the market benefitted returns, as yield spreads on non-government securities tightened during the year (largely as a result of the sharp snap-back witnessed in the first three months of 2019). The Fund’s yield advantage versus the benchmark also benefitted relative performance, as did yield curve positioning given our underweight exposure to the 30-year segment of the curve. The primary detractor from relative performance was due to the downdraft in bond yields over the year, as the Fund’s lower duration exposure resulted in less price appreciation.

During the year the Fund’s overall sector allocation remained fairly consistent, with a modest increase in agency CMBS securities and a corresponding decline in government and non-agency RMBS securities. In the corporate sector we remained vigilant in our pursuit of improving the fundamental quality of the portfolio, trimming names with uncertain credit outlooks and extending maturities where opportunities arose to capture steep credit curves. In the securitized space we were active in the agency CMBS sector, adding positions in longer duration securities that we believe offered excellent value given the high-quality nature of the assets. We were relatively quiet in the agency MBS sector given muted value, thus allowing the allocation to drift lower during the year, while our exposure to non-agency RMBS product also declined modestly as legacy bonds rolled off. In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

Many of the ominous signs we saw at the end of 2018 have receded to the background—primary debt markets are wide open even for low-quality issuers; measures of volatility have fallen; the government shutdown was resolved; and trade talks with China appear to be moving forward, etc. One could therefore make a strong case that Q4 of 2018 was the trough for financial markets, especially now that the Fed had shifted to a more dovish policy stance. Having said that, the fact remains that we are in the 10th year of an expansion and signs of late-cycle behavior remain, such as higher leverage metrics in corporate credit and looser underwriting trends in securitized markets. As such, we still lean toward caution with respect to overall risk exposure in the portfolio, knowing that being early could well mean underperformance in the near term. We continue to hold a below-index duration position, but have moved closer to neutral over the quarter. Regarding sector allocation, we remain underweight the traditional U.S. government sectors, in addition to an underweight in the agency MBS market. Our view has not changed with respect to the private-label securitized space, where we remain overweight the non-agency RMBS and CMBS sectors, as well as the traditional ABS space, given our view that the risk-adjusted yield pickup is attractive. We remain overweight in the broad corporate sector, largely due to exposure to the financial and industrial subsectors, offset by an underweight in the utility sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2019

INCOME FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Corporate Bonds	29.4%
U.S. Government Mortgage Backed Securities	25.9%
U.S. Treasury Securities	14.4%
Non-Agency Residential Mortgage Backed Securities	10.4%
Asset Backed Securities	8.0%
Non-Agency Commercial Mortgage Backed Securities	6.5%
Treasury Inflation Index Securities	1.6%
Municipals	1.5%
Short-Term Investments	1.5%
Investment Companies	0.8%
100.0%

Portfolio Analysis as of March 31, 2019

(Portfolio composition is subject to change)

Weighted Average to Maturity:	11.5 years

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Income Fund — Institutional Class	4.31%	2.74%	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	3.77%
Prospectus Expense Ratio (Gross/Net)†		1.48%	0.78%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.48%	0.80%

	1 Year	5 Year	Since Inception††
Tributary Income Fund — Institutional Plus Class	4.50%	2.90%	3.16%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.58%
Prospectus Expense Ratio (Gross/Net)†		0.82%	0.60%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		0.82%	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(††)	Commencement date for the Institutional Plus Class was October 28, 2011.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.

ANNUAL REPORT 2019

NEBRASKA TAX-FREE FUND (Unaudited)

Investment Objective

The Tributary Nebraska Tax-Free Fund seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.

Manager Commentary

The trailing twelve month period began with indications of a robust U.S. economy, as healthy corporate earnings, a strong labor market, and high levels of business and consumer confidence caused growth to exceed expectations. Indeed, GDP growth of 4.2% and 3.4% in the second and third quarters of 2018 pushed market interest rates higher. The strong data and concerns over increasing labor costs allowed the Federal Reserve to continue raising the fed funds rate, and the U.S. Treasury curve continued to flatten. In the last half of the period, however, the domestic economy appeared to buckle under higher interest rates, slowing global growth, and concerns regarding U.S. trade policies, as witnessed by fourth quarter GDP growth decelerating to 2.5%. While market interest rates peaked in the fourth quarter and began declining in response to the slowdown, the Federal Reserve remained hawkish and raised the fed funds rate for the fourth time in late 2018. At the same time, fears of a monetary mistake toppled the markets and fixed income spreads widened dramatically as U.S. Treasury rates nosedived. With global financial markets tumbling, the Fed was forced to pivot away from its plan of additional rate hikes in 2019. Promising patience, the Fed announced that they are currently on hold and will wait for additional data, particularly inflation data, to determine whether its next move will be a hike or a cut in the fed funds rate. For its part, the Nebraska economy fared better over the past year, with GDP growth hitting a solid 3.6% in the third quarter of 2018. The state unemployment rate has stayed below 3% since January 2017, while wages continued to grow, albeit at a more modest pace of 2.8% for the state compared to 3.2% nationally. The real estate market remained a positive contributor given the long-lasting low supply of residential homes in the two major metropolitan areas of the state; this was offset partially by a slowdown of new home construction in the second half of the year. A strengthening U.S. dollar and ongoing trade disputes continued to weigh on the Nebraska agricultural sector and drive weakness in global exports in 2018. Nonetheless, consumer sentiment and business surveys started trending higher in the fall of 2018 on renewed expectations of trade negotiations and more recently on the Federal Reserve’s dovish monetary policy pivot.

The Tributary Nebraska Tax-Free Fund returned 4.39% (net, Institutional Plus) for the year ended March 31, 2019 compared to a 5.09% return for the Bloomberg Barclays 1-15 Year Municipal Blend Index. The U.S. Treasury yield curve moved in a somewhat odd fashion over the trailing 12 months, with short-term yields moving higher, the 2-year yield ending essentially unchanged, the 10-year yield 33 bps lower, and the 30-year yield finishing 16 bps lower. The municipal market saw a more pronounced move in yields given strong retail demand for municipal bonds, with the 2-year yield 16bps lower, the 10-year yield 60 bps lower, and the 30-year yield 29 bps lower. Although the general downward shift of the yield curve drove positive returns in the bond market, relative performance of the Fund suffered as a result given our lower duration exposure. Specifically, the Fund’s underweight position in the intermediate portion of the curve detracted from relative performance versus the benchmark. The Fund’s higher credit quality also had a large impact on relative performance as higher-beta, BBB-rated credits significantly outperformed during the trailing 12-month period.

During the year the Fund’s overall sector allocation remained fairly consistent, with a modest increase in revenue bonds in the higher education, leasing, and single-family housing sectors, along with a reduction in the pre-refunded category in favor of local general obligation bonds. We actively sought out securities with longer call protection to increase our exposure to the 7-10-year portion of the curve, given that the majority of municipal issuance in the state comes with a 5-year call structure. In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

Many of the ominous signs we saw at the end of the year have receded to the background—primary debt markets are wide open even for low-quality issuers; measures of volatility have fallen; the government shutdown was resolved; and trade talks with China appear to be moving forward, etc. One could therefore make a strong case that Q4 of 2018 was the trough for financial markets, especially now that the Fed had shifted to a more dovish policy stance. Having said that, the fact remains that we are in the 10th year of an expansion and signs of late-cycle behavior remain, such as higher leverage metrics in corporate credit and looser underwriting trends in many markets. With respect to Nebraska, we are positive on the state’s long-term fiscal health and growth fundamentals, but at the same time remain focused on a few near-term risks that could affect the state. The agricultural sector continues to experience weakness in the form of suppressed commodity prices, trade tariffs, and a strong U.S. dollar. More recently, the unprecedented flooding that occurred in the eastern half of the state has had a major impact on roads, bridges, and public infrastructure. While overall damages are quite significant (in the billion dollar range), market consensus seems to be that the combination of federal and state emergency funds and insurance proceeds will allow this natural disaster to pass with no major long-term negative effects. From a technical perspective, the municipal market also looks to be positioned favorably with flat to slightly lower supply expectations for the year and continued net investor demand for tax-exempt investments. We continue to hold a below-index duration position, but have moved closer to neutral over the quarter.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2019

NEBRASKA TAX-FREE FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Municipals	97.6%
Short-Term Investments	2.4%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Nebraska Tax-Free Fund — Institutional Plus Class	4.39%	2.87%	3.25%
Bloomberg Barclays 1-15 Year Municipal Blend Index (1-17)	5.09%	3.05%	3.84%
Bloomberg Barclays Municipal Bond Index	5.38%	3.73%	4.72%
Prospectus Expense Ratio (Gross/Net)†		0.67%	0.45%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		0.66%	0.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The Fund’s Institutional Plus Class performance for periods prior to the commencement of operations (1/1/16) is that of a common trust fund managed by First National Bank of Omaha. The common trust fund commenced operations on December 31, 2007.

(††)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The Bloomberg Barclays 1-15 Year Municipal Blend Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Bloomberg Barclays Municipal Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed tax exempt bond market. The index includes state and local general obligation, revenue, insured, and pre-refunded bonds. The Bloomberg Barclays Municipal Bond Index was incepted in January 1980. The index does not reflect the fees and expenses associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2019

BALANCED FUND (Unaudited)

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

For the fiscal year ending March 31, 2019, the Tributary Balanced Fund (FOBPX) (net, Institutional Plus) returned 7.43%. As compared to the Composite Index (60% Russell 3000; 40% Barclays Capital U.S. Intermediate Government/Credit), the Fund slightly outperformed the benchmark return of 7.29%.

There are three primary drivers of relative performance. First, the asset allocation mix between stocks, bonds and cash. During the fiscal year, the portfolio management team overweighted equities with an average allocation of 63.5% and underweighted bonds with average exposure of 32.8%. This tactical decision had a slight positive impact on performance as equities outperformed bonds over the last year. Second, stock selection positively impacted relative performance. Individual stock holdings returned 10.59% over the last year, well ahead of the Russell 3000 Index return of 8.77%. The Fund’s growth bias contributed to returns as growth stocks outperformed value stocks during this period. Third, fixed income returns were positive on an absolute basis and had a minimal impact on relative performance. Individual bond holdings returned 4.20% over the last 12 months, in-line with the Barclay’s Capital U.S. Intermediate Government/Credit Index return of 4.24%. The Fund’s fixed income duration was slightly shorter than the benchmark, which hurt relative performance as yields fell and bond prices rose.

In equities, our sector allocation was slightly negative due to the underweight position in Information Technology. Stock selection was positive in healthcare, consumer discretionary, real estate and information technology. The top five contributors were Eli Lilly (healthcare), O’Reilly Automotive (consumer discretionary), Chuck & Dwight (consumer staples), Ulta Beauty (consumer discretionary) and American Tower (real estate). In the fiscal year, stock selection was negative in Industrials and Financials. The bottom five detractors from performance include Constellation Brands (consumer staples), FedEx (industrials), Activision Blizzard (communication services), Ingredion (consumer staples) and Western Digital (information technology).

During the last year, volatility returned to the stock market, especially in the fourth quarter, as fears of a recession increased. The primary factors were the Federal Reserve increasing interest rates and the potential for trade wars to negatively impacting global economic activity. We maintained our conviction of continued economic growth and our overweight stock allocation during the market downturn. This decision contributed to returns as the change in Fed monetary policy and expectation of zero interest rate hikes in 2019 helped lead to the recent stock market rebound. In terms of relative valuations, equities are now trading slightly above historical averages and at reasonable levels compared to opportunities in the fixed income market.

We believe the biggest short-term risk is the possibility of a profits recession as a result of slowing global growth and the strong U.S. dollar. Although the corporate profit cycle has decelerated, the broad U.S. stock market is expecting earnings growth of 5.9% over the next 12 months. We continue to closely monitor earnings and specifically the profit outlook for companies owned in the Fund. Based on our outlook of continued economic growth and modest earnings expansion, we are maintaining a 62 - 63% stock allocation.

We have made modest changes to the sector positions in each asset class. For most of the last year, we held a slight bias in our allocation toward economically sensitive industries. Based on slowing global economic activity, we have reduced this overweight and now are relatively neutral between cyclical and defensive sectors. Our overweight position in communication services and health care is offset by the underweight position in information technology. Our philosophy and portfolio construction emphasizes driving additional returns through stock selection. We do this by owning companies with a positive profit outlook at reasonable valuations. In fixed income sectors, we emphasize residential and commercial mortgage-backed securities as well as traditional asset-backed securities. Within corporate bonds, we have a bias toward high quality assets that provide interest income with less inherent risk. With multiple asset classes in the Fund, we are well positioned to take advantage of market volatility and changes in the macro-economic environment.

ANNUAL REPORT 2019

BALANCED FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Government Securities	19.4%
Information Technology	13.1%
Financials	12.7%
Health Care	9.6%
Consumer Discretionary	7.4%
Communication Services	7.3%
Industrials	6.7%
Consumer Staples	4.8%
Short-Term Investments	3.7%
Energy	3.6%
Real Estate	2.6%
Utilities	2.3%
Asset Backed Securities	2.0%
Materials	1.9%
Non-Agency Residential Mortgage Backed Securities	1.4%
Non-Agency Commercial Mortgage Backed Securities	0.9%
U.S. Government Mortgage Backed Securities	0.6%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Balanced Fund — Institutional Class	7.22%	5.87%	11.79%
Composite Index	7.29%	7.17%	10.93%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	4.24%	2.12%	3.14%
Russell 3000 Index	8.77%	10.36%	16.00%
Prospectus Expense Ratio (Gross/Net)†		1.27%	1.04%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.28%	1.09%

	1 Year	5 Year	Since Inception††
Tributary Balanced Fund — Institutional Plus Class	7.43%	6.07%	8.72%
Composite Index	7.29%	7.17%	9.34%
Bloomberg Barclays US Intermediate Government/Credit Bond Index	4.24%	2.12%	2.14%
Russell 3000 Index	8.77%	10.36%	14.11%
Prospectus Expense Ratio (Gross/Net)†		1.03%	0.85%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.04%	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(††)	Commencement date for the Institutional Plus Class was October 14, 2011.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Fund. Sixty percent of the Composite Index is comprised of the Russell 3000 Index and forty percent of the Composite index is comprised of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The Russell 3000 Index seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

ANNUAL REPORT 2019

GROWTH OPPORTUNITIES FUND (Unaudited)

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

For the fiscal year ending March 31, 2019, the Tributary Growth Opportunities Fund (FOGPX) (net, Institutional Plus) delivered a return of 12.56%— another year of double digit returns that beat the Russell Midcap Growth Index by 1.05%.

Entering the fiscal year, the equity markets were dealing with heightened price volatility as higher interest rates were beginning to have a dampening effect in some segments of the market, specifically financials. Domestic equities were working through the process of a two month correction, which essentially ended at the start of the Fiscal Year. From that point until the late summer months, the markets staged a nice rally, with the equity markets peaking in late September. A significant portion of these gains were supported by good earnings and improving business outlooks, especially in the information technology and consumer sectors.

Entering the winter months, the equity markets went on a wild roller coaster ride—as slowing revenue and earnings growth were beginning to spread to broader sectors of the market. At the same time, trade policy with China was an increasing uncertainty—yet Fed policy makers seemed intent on maintaining a somewhat restrictive monetary stance. With the U.S. Dollar strengthening, weaker corporate outlooks became even more apparent on foreign-based revenues—and inflation expectations were softening. September and December were particularly rough months for equity investors, with double-digit losses seen in the Mid Cap Growth segment in both months. Equity markets roughly bottomed near the end of the calendar year, as an abrupt about-face towards a more accommodative policy from the Fed reignited interest for risk assets during the final quarter of the fiscal year.

Despite all the volatility in the equity markets, we maintained our focus on stock selection over making sector bets. That proved to be a good strategy, as solid stock selection in the information technology, healthcare and consumer discretionary sectors added to more than a percent of contribution in each group. Essentially all of our positive contribution for the year came from making solid active management bets in sectors with double-digit price gains. As highlights, our 27.7% average return in the information technology sector was about 6% above the average sector return in the benchmark—which was an admittedly high hurdle to beat. We performed even better in healthcare, as our 24.8% average return beat the benchmark return by over 12 percentage points.

We did see a few items that detracted a bit from returns, however. In particular, it was a difficult year for our industrials holdings, as our average return in the Fund declined 5%—yet benchmark returns gained 5%. This wasn’t a great performing group even from a benchmark standpoint to begin with— so underperforming within the group due to weaker selections in Machinery and Trucking/Logistics was a real headwind for the Fund. Additionally, we encountered modest challenges again on the allocation side of portfolio performance, with our 2.5% average cash allocation and our seemingly persistent underweight position in information technology serving as the primary impediments to performance.

As we look into the new fiscal year, the Fund is positioned with a slight cyclical bias— as we expect to see the positive effects from recently implemented accommodative monetary actions from central banks start to take hold. While we still see an underlying trend of slowing revenue and earnings growth, we believe that signs of stabilization are beginning to appear. While our efforts undoubtedly remain on stock selection, we continue to focus our efforts on reducing our cash levels to fully participate in market advances. While there may be corrective pullbacks during the year, we intend to be opportunistic during such time periods.

While we are generally optimistic on the outlook for equities, we do recognize there are risks to consider. Despite a more accommodative stance by the Fed and other central banks, the short end of the yield curve hasn’t really declined materially—and the shape of the yield curve itself remains relatively flat. In addition, trade tensions with China remain unresolved—though the markets have tended to advance higher in anticipation of a major resolution. Perhaps just as important, we still economic activity on developed economies within Europe as quite weak, and a continued slowing trend in economic growth within China and the U.S.

Despite the ebbs and flows in central bank policies and macroeconomic outlooks, we remain committed to sticking to our knitting—by focusing our efforts on generating superior stock selection, while ensuring that the Fund remains fully diversified as a primary risk control measure. We believe we made great strides this past year on the risk control side of the equation within our investment process— even though investors may not see or visibly appreciate these efforts. Our ability to position the Fund to generate superior risk-adjusted returns remains a centerpiece of our investment philosophy— and we feel we’re in an improved position to do just that, as we continue to execute within our continually improving investment process.

ANNUAL REPORT 2019

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Information Technology	30.9%
Consumer Discretionary	16.6%
Health Care	15.5%
Industrials	14.4%
Financials	5.3%
Consumer Staples	3.9%
Communication Services	3.6%
Real Estate	3.3%
Materials	3.0%
Energy	1.2%
Utilities	0.5%
Short-Term Investments	1.8%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund — Institutional Class	12.37%	9.13%	16.16%
Russell Midcap Growth Index	11.51%	10.89%	17.60%
S&P 500® Index	9.50%	10.91%	15.92%
Prospectus Expense Ratio (Gross/Net)†		1.33%	1.13%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.34%	1.11%

	1 Year	5 Year	Since Inception††
Tributary Growth Opportunities Fund — Institutional Plus Class	12.56%	9.34%	13.07%
Russell Midcap Growth Index	11.51%	10.89%	14.34%
S&P 500® Index	9.50%	10.91%	14.28%
Prospectus Expense Ratio (Gross/Net)†		0.97%	0.94%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		0.97%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(††)	Commencement date for the Institutional Plus Class was October 14, 2011.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s primary index is the Russell Midcap Growth Index, however to provide a broader market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

ANNUAL REPORT 2019

SMALL COMPANY FUND (Unaudited)

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2019, the Tributary Small Company Fund returned 1.67% (Institutional Class at NAV) and 1.90% (Institutional Plus Class at NAV) compared to 2.05% for the Russell 2000 Index and 0.17% for the Russell 2000 Value Index.

While the returns for the Russell 2000 and Russell 2000 Value ended up being relatively small over the last 12 months, the journey was punctuated by several significant swings in the market. The Russell 2000 was up approximately 14% from the beginning of April 2018 through August 2018, reaching an all-time high on August 31st. Over the next four months, the Russell 2000 would plunge almost 27%, bottoming out on December 24th of 2018. The Russell 2000 would finish the year with a considerable rally from December 24th through the end of March 2019 of approximately 22%.

The best performing sectors in the Russell 2000 over the last 12 months were utilities (+21%), communications services (+18%) and information technology (+15%). The weakest performing sectors in the Russell 2000 over the last 12 months were energy (-18%), materials (-10%) and industrials (-5%).

The Tributary Small Company Fund’s strongest relative performance came from the consumer discretionary and healthcare economic sectors. In the consumer discretionary sector, the Fund returned approximately 27% over the last year compared to a return for the Russell 2000 consumer discretionary sector of approximately 3%. Five Below was the largest contributor to the Fund’s consumer discretionary return in the last 12 months due to strong same-store sales and continued growth in its store base. In the healthcare sector, the Fund generated a return of approximately +14% in the prior 12 months versus a return for healthcare stocks within the Russell 2000 of approximately 3%. Omnicell was the largest contributor to the Fund’s healthcare sector return as a result of positive sales momentum for their new automated medication and medical supply dispensing system. As of their most recent quarterly report, they remained optimistic that they are in the early innings of rolling out this product, which should continue to drive positive results for the company.

The Tributary Small Company Fund’s weakest relative performance came from the information technology and energy economic sectors. In the information technology sector, the Fund’s return was approximately -6% over the last year compared to a return for the Russell 2000 information technology sector of approximately 15%. Part of the underperformance was due to the Fund’s value orientation. The Russell 2000 Value technology sector returned approximately 9%, considerably behind the 18% for the Russell 2000 Growth technology sector. Within information technology, the software industry (~36% of the Russell 2000 sector’s 15% weight) was up 29% in the last 12 months and the Fund did not own any software companies during that period. The software industry tends to be populated with more growth-oriented companies, expensive valuations, and a significant number of them have negative projected earnings over the next 12 months. Our investment philosophy tends to steer us away from companies with these attributes. In addition to a lack of software exposure, CalAmp was the largest individual negative contributor to the Fund’s information technology return. The company announced negative quarterly results due to manufacturing and supply chain issues, coupled with sales weakness in Europe, South America and South Africa. In the energy sector, the Fund’s trailing 12-month return of approximately -39% lagged the Russell 2000 energy sector return of -18%. The price for WTI crude was down approximately 40% from the beginning of October 2018 through December 2018 and that helped contribute to the overall negative sector returns. In addition, Callon Petroleum was the largest negative contributor to sector performance in the Fund. In May of 2018, Callon announced the acquisition of acreage in the Delaware Basin and financed the transaction by issuing equity and debt. This capital raise likely contributed to the downturn in the stock. While leverage increased, it will not reach a level that changes the investment thesis for the company. On a positive note, the land Callon acquired is contiguous to currently owned acreage, which allows for longer lateral drilling, and the price they paid for the acreage was very reasonable.

Our approach to investing focuses on owning a fully invested, diversified portfolio of quality businesses at attractive prices. We believe the companies in our portfolio will continue to grow their intrinsic value for our shareholders and represent value that will be rewarded by the market over time.

ANNUAL REPORT 2019

SMALL COMPANY FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2019

Portfolio Composition as of March 31, 2019

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Financials	19.6%
Information Technology	17.9%
Industrials	14.2%
Health Care	13.5%
Consumer Discretionary	7.6%
Real Estate	7.1%
Materials	4.6%
Energy	4.0%
Communication Services	3.9%
Utilities	3.1%
Short-Term Investments	4.5%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2019*

	1 Year	5 Year	10 Year
Tributary Small Company Fund — Institutional Class	1.67%	7.06%	15.46%
Russell 2000 Index	2.05%	7.05%	15.36%
Russell 2000 Value Index	0.17%	5.59%	14.12%
Prospectus Expense Ratio (Gross/Net)†		1.29%	1.22%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.30%	1.20%

	1 Year	5 Year	Since Inception††
Tributary Small Company Fund — Institutional Plus Class	1.90%	7.29%	9.92%
Russell 2000 Index	2.05%	7.05%	10.07%
Russell 2000 Value Index	0.17%	5.59%	8.95%
Prospectus Expense Ratio (Gross/Net)†		1.08%	0.99%
Expense Ratio for the Year Ended March 31, 2019 (Gross/Net)		1.08%	0.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2018. Net expense ratios are net of contractual waivers which are in effect through August 1, 2019.

(††)	Commencement date for the Institutional Plus Class was December 17, 2010.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2009. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000®Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equities universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 31.0%

Asset Backed Securities - 17.5%
$865,000	American Express Credit Account Master Trust (USD 1 Month LIBOR + 0.37%), 2.85%, 12/15/21 (a)	$865,356
830,670	AmeriCredit Automobile Receivables Trust, 1.53%, 07/08/21	828,253
1,605,000	Ascentium Equipment Receivables Trust, 3.27%, 10/12/21 (b)	1,613,951
1,063,431	Ascentium Equipment Receivables Trust, 2.29%, 06/10/21 (b)	1,059,042
643,833	Brazos Higher Education Authority, Inc.(USD 3 Month LIBOR + 0.85%), 3.62%, 07/25/29 (a)	647,969
12,605	Canadian Pacer Auto Receivables Trust, 2.55%, 10/21/19 (b)	12,603
1,752,728	Canadian Pacer Auto Receivables Trust, 2.05%, 03/19/21 (b)	1,746,081
1,330,000	Capital One Multi-Asset Execution Trust, 2.08%, 03/15/23	1,322,137
572,633	CCG Receivables Trust REMIC, 2.50%, 06/16/25 (b)	571,471
1,825,000	CCG Receivables Trust REMIC, 3.09%, 12/15/25 (b)	1,830,436
1,231,476	Flagstar Mortgage Trust, 4.00%, 07/25/48 (b)(c)	1,245,708
1,155,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,148,616
344,297	Goal Capital Funding Trust (USD 3 Month LIBOR + 0.70%), 3.35%, 08/25/48 (a)(b)	345,756
1,370,000	Great American Auto Leasing, Inc., 2.97%, 06/15/21 (b)	1,372,788
1,760,000	Honda Auto Receivables 2019-1 Owner Trust, 2.75%, 09/20/21	1,761,661
769,282	Magnetite CLO, Ltd.CLO (USD 3 Month LIBOR + 1.00%), 3.77%, 07/25/26 (a)(b)	769,284
749,095	Missouri Higher Education Loan Authority (USD 1 Month LIBOR + 0.83%), 3.32%, 01/26/26 (a)	742,308
932,387	MMAF Equipment Finance, LLC, 2.57%, 06/09/33 (b)	930,676
1,355,000	MMAF Equipment Finance, LLC, 2.84%, 11/13/23 (b)	1,359,989
1,928,000	Panhandle-Plains Higher Education Authority, Inc. (USD 3 Month LIBOR + 0.95%), 3.75%, 10/01/37 (a)	1,932,568

Principal Amount	Security Description	Value
$704,118	Preferred Term Securities XII, Ltd./ Preferred Term Securities XII, Inc. (USD 3 Month LIBOR + 0.70%), 3.31%, 12/24/33 (a)(b)	$701,442
175,990	Preferred Term Securities XII, Ltd./ Preferred Term Securities XII, Inc. (USD 3 Month LIBOR + 0.53%), 3.14%, 12/24/33 (a)(b)	173,345
353,816	Santander Drive Auto Receivables Trust, 2.58%, 10/15/20	353,765
1,049,399	SLM Student Loan Trust (USD 3 Month LIBOR + 1.00%), 3.77%, 10/25/21 (a)	1,050,308
1,437,360	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 4.42%, 07/25/22 (a)	1,453,478
716,256	SLM Student Loan Trust (USD 3 Month LIBOR + 1.70%), 4.47%, 07/25/23 (a)	725,559
681,537	SLM Student Loan Trust (USD 3 Month LIBOR + 1.50%), 4.27%, 04/25/23 (a)	689,389
1,093,101	Social Professional Loan Program Trust, 2.64%, 08/25/47 (b)	1,091,490
241,847	Social Professional Loan Program Trust, 1.75%, 07/25/40 (b)	240,381
436,694	Sofi Consumer Loan Program Trust, 2.14%, 09/25/26 (b)	435,568
440,808	Sofi Consumer Loan Program Trust, 2.93%, 04/26/27 (b)	440,387
825,357	SoFi Consumer Loan Program Trust, 2.77%, 05/25/26 (b)	822,663
489,592	Stack Infrastructure Issuer, LLC, 4.54%, 02/25/44 (b)	500,959
638,013	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (b)	647,680
484,412	Verizon Owner Trust, 1.42%, 01/20/21 (b)	483,236
		31,916,303
Non-Agency Commercial Mortgage Backed Securities - 5.9%
1,630,000	BANK 2019-BNK16, 3.93%, 02/15/52	1,698,404
650,000	Bear Stearns Deutsche Bank Trust, 5.29%, 09/15/27 (b)	655,831
1,845,290	Citigroup Commercial Mortgage Trust Interest Only REMIC, 1.79%, 09/10/45 (b)(c)	85,628
1,201,795	COMM Mortgage Trust Interest Only REMIC, 1.06%, 03/10/46 (c)	35,772
630,000	COMM Mortgage Trust REMIC, 3.39%, 08/10/47	638,492

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$1,265,000	Cosmopolitan Hotel Mortgage Trust REMIC (USD 1 Month LIBOR + 0.93%), 3.41%, 11/15/36 (a)(b)	$1,264,100
40,094	DBUBS Mortgage Trust Interest Only REMIC, 0.34%, 08/10/44 (b)(c)	230
201,165,181	FREMF Mortgage Trust Interest Only, 0.10%, 08/25/44 (b)	388,732
4,344,921	GS Mortgage Securities Trust Interest Only REMIC, 1.34%, 08/10/44 (b)(c)	104,783
23,107	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	23,077
650,000	LSTAR Commercial Mortgage Trust REMIC, 3.13%, 04/20/48 (b)(c)	650,031
636,025	LSTAR Commercial Mortgage Trust REMIC, 1.82%, 03/10/49 (b)	626,163
1,296,174	Morgan Stanley Bank of America Merrill Lynch Trust Interest Only REMIC, 0.99%, 12/15/48 (c)	38,716
1,000,000	Morgan Stanley Bank of America Merrill Lynch Trust REMIC, 3.48%, 06/15/47	1,012,441
331,905	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	330,734
1,010,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.97%, 09/15/48	1,008,768
124,542	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 0.78%, 02/15/44 (b)(c)	1,486
136,562	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.00%, 03/15/44 (b)	137,203
17,679	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.39%, 06/15/44 (b)	17,672
707,940	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.30%, 06/15/45	704,150
45,101	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.70%, 03/15/45	44,937
1,200,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,213,032
		10,680,382
Non-Agency Residential Mortgage Backed Securities - 7.6%
1,169,797	Asset Backed Securities Corp. Home Equity Loan Trust (USD 1 Month LIBOR + 0.80%), 3.28%, 07/25/35 (a)	1,170,031
413,299	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.58%), 3.36%, 12/25/33 (a)(b)	406,724

Principal Amount	Security Description	Value
$801,166	Bayview Commercial Mortgage Pass- Through Trust REMIC (USD 1 Month LIBOR + 0.57%), 3.34%, 04/25/36 (a)(b)	$799,892
1,096,661	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.33%), 4.82%, 05/28/44 (a)	1,092,062
500,000	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.10%), 4.60%, 04/28/39 (a)	499,463
262,710	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (d)	265,720
676,559	Cascade Funding Mortgage Trust, 4.00%, 10/25/68 (b)(c)	687,479
7,318	Citicorp Residential Mortgage Trust REMIC, 5.19%, 07/25/36 (d)	7,401
146,100	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(c)	150,115
700,706	Conseco Finance Corp. REMIC (USD 1 Month LIBOR + 2.75%), 5.23%, 04/15/32 (a)	705,962
2,163	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	1,961
159,521	Credit-Based Asset Servicing & Securitization, LLC REMIC (USD 1 Month LIBOR + 0.75%), 3.24%, 02/25/33 (a)	161,387
304,646	Credit-Based Asset Servicing & Securitization, LLC REMIC, 5.52%, 12/25/37 (b)(d)	308,396
948,056	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (b)(c)	952,004
580,922	Flagstar Mortgage Trust, 3.50%, 10/25/47 (b)(c)	581,307
573,641	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.99%, 05/25/36 (a)(b)	567,996
761,707	GSAMP Trust (USD 1 Month LIBOR + 0.52%), 3.01%, 01/25/35 (a)(b)	761,692
131,853	JPMorgan Mortgage Acquisition Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.72%, 07/25/36 (a)	131,730
2,941	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	2,944
68,217	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (b)(c)	68,887
149,318	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (b)(c)	151,306

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$214,383	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (b)(c)	$216,849
126,618	NovaStar Home Equity Loan Trust REMIC (USD 1 Month LIBOR + 1.73%), 4.21%, 03/25/35 (a)	127,566
290,795	Oakwood Mortgage Investors, Inc. REMIC (USD 1 Month LIBOR + 0.38%), 2.86%, 03/15/21 (a)(b)	288,346
213,609	Park Place Securities, Inc.Asset-Backed Pass-Through Certificates REMIC (USD 1 Month LIBOR + 0.98%), 3.46%, 10/25/34 (a)	214,146
11,679	Residential Accredit Loans, Inc. Trust REMIC (USD 1 Month LIBOR + 14.76%), 10.20%, 03/25/20 (a)	11,681
59,121	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	58,837
30,785	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (c)	31,680
16,243	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (c)	16,536
13,144	Residential Asset Securities Corp. Trust REMIC, 3.87%, 05/25/33 (c)	13,265
12,638	Residential Asset Securitization Trust REMIC, 3.75%, 10/25/21	12,551
113,403	Salomon Brothers Mortgage Securities, 6.93%, 08/25/28	114,323
599,371	Sequoia Mortgage Trust REMIC, 3.50%, 08/25/47 (b)(c)	599,957
522,936	Towd Point Mortgage Trust, 3.25%, 07/25/58 (b)(c)	521,154
210,459	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(c)	210,890
415,541	Towd Point Mortgage Trust REMIC, 2.75%, 04/25/57 (b)(c)	411,312
159,316	Truman Capital Mortgage Loan Trust REMIC (USD 1 Month LIBOR + 0.43%), 2.92%, 03/25/37 (a)(b)	161,749
1,460,853	Wells Fargo Mortgage Backed Securities REMIC, 3.50%, 07/25/47 (b)(c)	1,465,397
		13,950,698
Total Non-U.S. Government Agency Asset Backed Securities (Cost $56,486,384)		56,547,383

Corporate Bonds - 30.3%

Communication Services - 1.6%
1,780,000	AT&T, Inc. (USD 3 Month LIBOR + 1.18%), 3.78%, 06/12/24 (a)	1,765,734
970,000	Verizon Communications, Inc., 5.15%, 09/15/23	1,066,733
		2,832,467

Principal Amount	Security Description	Value
Consumer Discretionary - 4.4%
$800,000	AMC Networks, Inc., 4.75%, 12/15/22	$806,000
1,649,000	CBS Corp., 3.38%, 03/01/22	1,662,210
1,740,000	Comcast Corp., 3.45%, 10/01/21	1,774,668
1,783,000	Dollar General Corp., 3.25%, 04/15/23	1,793,797
380,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	381,026
380,000	Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25	383,800
815,000	Levi Strauss & Co., 5.00%, 05/01/25	839,450
470,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	469,413
		8,110,364
Consumer Staples - 2.8%
665,000	Church & Dwight Co., Inc., 2.45%, 12/15/19	662,437
1,011,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	1,012,651
119,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (b)	121,724
395,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (b)	423,638
1,370,000	Reckitt Benckiser Treasury Services PLC, 2.75%, 06/26/24 (b)	1,347,067
1,615,000	Walmart, Inc., 3.40%, 06/26/23	1,665,666
		5,233,183
Financials - 14.9%
670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 01/15/25	646,543
1,800,000	Bank of America Corp., 2.88%, 04/24/23 (c)	1,795,066
1,130,000	BB&T Corp., MTN, 2.15%, 02/01/21	1,119,557
475,000	BB&T Corp., MTN, 3.20%, 09/03/21	480,313
375,000	CBRE Services, Inc., 5.25%, 03/15/25	402,384
1,229,000	Chubb INA Holdings, Inc., 2.30%, 11/03/20	1,223,057
1,805,000	Citigroup, Inc., 2.88%, 07/24/23 (c)	1,794,103
865,000	Citigroup, Inc., 2.55%, 04/08/19	864,964
1,665,000	Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,707,914
1,507,000	Intercontinental Exchange, Inc., 4.00%, 10/15/23	1,581,795
1,765,000	JPMorgan Chase & Co., 3.25%, 09/23/22	1,790,533
1,770,000	KeyCorp, MTN, 2.90%, 09/15/20	1,774,370
1,655,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	1,654,873
625,000	Metropolitan Life Global Funding I, 3.60%, 01/11/24 (b)	643,993
1,820,000	Morgan Stanley, MTN, 2.63%, 11/17/21	1,810,326

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$1,480,000	Prudential Financial, Inc., MTN, 5.38%, 06/21/20	$1,527,886
1,740,000	Regions Financial Corp., 3.20%, 02/08/21	1,753,461
1,090,000	The Charles Schwab Corp., 3.25%, 05/21/21	1,103,855
1,785,000	The Goldman Sachs Group, Inc. (USD 3 Month LIBOR + 1.11%), 3.87%, 04/26/22 (a)	1,794,560
1,610,000	Wells Fargo & Co., Series K (callable at 100 beginning 06/15/19), 6.38%, 03/15/49 (c)(e)	1,620,063
		27,089,616
Health Care - 0.9%
1,743,000	Becton Dickinson and Co., 2.68%, 12/15/19	1,737,365
Industrials - 3.2%
1,740,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (b)	1,783,500
1,795,000	Roper Technologies, Inc., 2.80%, 12/15/21	1,789,550
1,715,000	Textron, Inc., 3.65%, 03/01/21	1,728,324
545,000	Union Pacific Corp., 3.20%, 06/08/21	550,569
		5,851,943
Information Technology - 2.5%
1,803,000	eBay, Inc., 2.75%, 01/30/23	1,781,360
815,000	Harman International Industries, Inc., 4.15%, 05/15/25	839,183
1,807,000	QUALCOMM, Inc., 2.90%, 05/20/24	1,777,269
		4,397,812
Total Corporate Bonds (Cost $55,032,564)		55,252,750

Government & Agency Obligations - 36.9%

GOVERNMENT SECURITIES - 31.1%
Treasury Inflation Index Securities - 1.0%
1,819,478	U.S.Treasury Inflation Indexed Bonds, 0.13%, 04/15/22 (f)	1,803,165
U.S. Treasury Securities - 30.1%
8,410,000	U.S.Treasury Note, 1.13%, 03/31/20	8,306,518
25,225,000	U.S.Treasury Note, 2.00%, 02/28/21	25,086,065
21,245,000	U.S.Treasury Note, 1.63%, 11/15/22	20,805,992
730,000	U.S.Treasury Note, 2.13%, 05/15/25	722,729
		54,921,304
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 5.8%
Federal Home Loan Mortgage Corp. - 2.1%
640,482	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 09/15/45	121,342
419,084	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 11/15/43	62,066

Principal Amount	Security Description	Value
$268,453	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 08/15/45	$47,513
19,473	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	19,533
338,093	Federal Home Loan Mortgage Corp. REMIC, 2.25%, 03/15/30	335,366
839,974	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 09/15/37	848,859
548,015	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 04/15/37	549,622
580,497	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 06/15/50	590,226
502,832	Federal Whole Loan Securities Trust, 3.50%, 05/25/47	503,402
630,702	FRESB Mortgage Trust, 2.16%, 04/25/22 (c)	623,434
		3,701,363
Federal National Mortgage Association - 0.7%
433,465	Federal National Mortgage Association #AJ4087, 3.00%, 10/01/26	439,065
1,937,867	Federal National Mortgage Association Interest Only, 0.68%, 02/25/22 (c)	29,627
2,259,648	Federal National Mortgage Association Interest Only, 0.22%, 01/25/22 (c)	12,537
2,759,963	Federal National Mortgage Association Interest Only, 0.37%, 07/25/22 (c)	26,094
536,139	Federal National Mortgage Association Interest Only, 2.60%, 01/25/39 (c)	47,328
73,360	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	74,165
6,922	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	6,923
29,645	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	29,566
327,560	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	332,491
326,674	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	322,355
		1,320,151
Government National Mortgage Association - 3.0%
1,481,827	Government National Mortgage Association #511039, 6.30%, 12/15/40	1,481,754
137,386	Government National Mortgage Association #559205, 7.25%, 09/15/31	137,453
179,663	Government National Mortgage Association #559220, 7.00%, 01/15/33	179,757

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$122,960	Government National Mortgage Association #610022, 5.60%, 08/15/34	$122,984
383,647	Government National Mortgage Association #632798, 5.13%, 11/15/34	383,742
1,148,283	Government National Mortgage Association #675589, 7.13%, 04/15/35	1,234,111
394,394	Government National Mortgage Association REMIC, 3.50%, 10/16/44 (c)	394,742
1,156,819	Government National Mortgage Association REMIC, 3.25%, 11/16/52 (c)	1,150,855
346,078	Government National Mortgage Association REMIC, 2.67%, 02/16/44	344,446
5,615	Government National Mortgage Association REMIC #751404, 5.13%, 06/20/61 (c)	5,665
		5,435,509
Total Government & Agency Obligations (Cost $67,138,136)		67,181,492

Shares	Security Description	Value
Preferred Stocks - 0.3%

Financials - 0.3%
550	U.S.Bancorp, Series A (USD 3 Month LIBOR + 1.02%) (callable at 1,000 beginning 04/30/19), 3.81% (a)(e)	434,643
Total Preferred Stocks (Cost $564,327)		434,643

Short-Term Investments - 1.0%

Investment Company - 1.0%
1,873,967	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (g)	1,873,967
Total Short-Term Investments (Cost $1,873,967)		1,873,967
Investments, at value - 99.5% (Cost $181,095,378)		181,290,235
Other assets in excess of liabilities - 0.5%		938,822
NET ASSETS - 100.0%		$182,229,057

(a)	Floating rate security. Rate presented is as of March 31, 2019.
(b)	144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2019, the aggregate value of these liquid securities were $37,994,068 or 20.8% of net assets.
(c)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2019.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2019.
(e)	Perpetual maturity security.
(f)	U.S.Treasury inflation indexed security, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 24.8%

Asset Backed Securities - 8.0%
$1,455,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (a)	$1,452,208
1,475,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,466,847
1,063,901	Magnetite CLO, Ltd. CLO (USD 3 Month LIBOR + 1.00%), 3.77%, 07/25/26 (a)(b)	1,063,904
642,767	Preferred Term Securities XII, Ltd./ Preferred Term Securities XII, Inc.(USD 3 Month LIBOR + 0.70%), 3.31%, 12/24/33 (a)(b)	640,324
1,691,445	Seasoned Credit Risk Transfer Trust, 3.50%, 03/25/58	1,719,291
1,277,046	SLM Student Loan Trust (USD 3 Month LIBOR + 1.00%), 3.77%, 10/25/21 (b)	1,278,153
1,944,286	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 4.42%, 07/25/22 (b)	1,966,088
520,257	SLM Student Loan Trust (USD 3 Month LIBOR + 1.50%), 4.27%, 04/25/23 (b)	526,252
1,223,450	Social Professional Loan Program, 2.34%, 04/25/33 (a)	1,201,462
1,221,215	Social Professional Loan Program, 2.49%, 01/25/36 (a)	1,209,577
875,000	Sofi Consumer Loan Program Trust, 3.35%, 04/26/27 (a)	877,629
566,575	SoFi Consumer Loan Program Trust, 2.77%, 05/25/26 (a)	564,726
428,579	SoFi Consumer Loan Program Trust, 2.50%, 05/26/26 (a)	425,448
514,571	Stack Infrastructure Issuer, LLC, 4.54%, 02/25/44 (a)	526,518
835,846	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (a)	848,511
		15,766,938
Non-Agency Commercial Mortgage Backed Securities - 6.4%
1,200,000	American Tower Trust #1, 3.07%, 03/15/23 (a)	1,197,077
905,000	BANK 2019-BNK16, 3.90%, 02/15/52	949,072
960,000	CD Commercial Mortgage Trust, 4.21%, 08/15/51	1,022,626
590,000	CFCRE Commercial Mortgage Trust REMIC, 3.83%, 12/15/47	601,670
2,801,124	Citigroup Commercial Mortgage Trust Interest Only REMIC, 1.79%, 09/10/45 (a)(c)	129,982

Principal Amount	Security Description	Value
$1,201,795	COMM Mortgage Trust Interest Only REMIC, 1.06%, 03/10/46 (c)	$35,772
1,620,000	Cosmopolitan Hotel Mortgage Trust REMIC (USD 1 Month LIBOR + 0.93%), 3.41%, 11/15/36 (a)(b)	1,618,847
40,094	DBUBS Mortgage Trust Interest Only REMIC, 0.34%, 08/10/44 (a)(c)	230
214,321,029	FREMF Mortgage Trust Interest Only, 0.10%, 08/25/44 (a)	414,154
6,581,152	GS Mortgage Securities Trust Interest Only REMIC, 1.34%, 08/10/44 (a)(c)	158,713
24,875	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	24,843
1,250,000	LSTAR Commercial Mortgage Trust REMIC, 3.13%, 04/20/48 (a)(c)	1,250,060
975,000	Morgan Stanley Capital I Trust, 3.30%, 06/15/50	987,240
830,000	UBS Commercial Mortgage Trust, 4.19%, 08/15/51	881,635
878,633	Wells Fargo Commercial Mortgage Trust Interest Only REMIC, 1.78%, 10/15/45 (a)(c)	43,722
632,539	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	630,307
3,007,631	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 1.88%, 11/15/45 (a)(c)	166,401
784,289	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	783,099
1,735,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,753,842
		12,649,292
Non-Agency Residential Mortgage Backed Securities - 10.4%
489,192	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.58%), 3.36%, 12/25/33 (a)(b)	481,409
597,435	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.33%), 4.82%, 05/28/44 (b)	594,929
811,199	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 1.88%), 4.37%, 08/28/44 (b)	819,842
560,000	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.10%), 4.60%, 04/28/39 (b)	559,398
8,771	Citicorp Residential Mortgage Trust REMIC, 5.19%, 07/25/36 (d)	8,869
1,008,444	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(c)	1,036,162

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

Principal Amount	Security Description	Value
$207,504	Citigroup Mortgage Loan Trust, Inc. REMIC, 6.50%, 07/25/34	$232,408
31,724	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	32,521
2,163	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	1,961
159,521	Credit-Based Asset Servicing & Securitization, LLC REMIC (USD 1 Month LIBOR + 0.75%), 3.24%, 02/25/33 (b)	161,387
272,578	Credit-Based Asset Servicing & Securitization, LLC REMIC, 5.52%, 12/25/37 (a)(d)	275,933
685,816	CSMLT Trust, 3.00%, 10/25/30 (a)(c)	674,816
939,027	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (a)(c)	942,937
764,165	Flagstar Mortgage Trust, 3.50%, 10/25/47 (a)(c)	764,673
413,499	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.99%, 05/25/36 (a)(b)	409,431
134,992	JPMorgan Mortgage Acquisition Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.72%, 07/25/36 (b)	134,867
1,058,117	JPMorgan Mortgage Trust, 3.50%, 12/25/48 (a)(c)	1,061,233
843,118	JPMorgan Mortgage Trust, 3.50%, 12/25/48 (a)(c)	843,678
4,304	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	4,307
591,207	Mill City Mortgage Loan Trust, 2.75%, 11/25/58 (a)(c)	585,351
761,941	New Residential Mortgage Loan Trust, 4.00%, 12/25/57 (a)(c)	777,878
376,252	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(c)	379,947
380,081	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(c)	385,142
764,025	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (a)(c)	772,812
150,133	NovaStar Home Equity Loan Trust REMIC (USD 1 Month LIBOR + 1.73%), 4.21%, 03/25/35 (b)	151,257
13,711	Residential Accredit Loans, Inc. Trust REMIC (USD 1 Month LIBOR + 14.76%), 10.20%, 03/25/20 (b)	13,714
39,826	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	39,634

Principal Amount	Security Description	Value
$25,859	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (c)	$26,612
20,567	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (c)	20,939
381,895	Salomon Brothers Mortgage Securities, 6.93%, 08/25/28	384,995
896,497	Seasoned Credit Risk Transfer Trust, 2.50%, 05/25/57 (d)	889,346
1,238,155	Sequoia Mortgage Trust REMIC, 3.50%, 03/25/48 (a)(c)	1,241,285
927,360	Sequoia Mortgage Trust REMIC, 3.50%, 05/25/48 (a)(c)	930,612
815,529	Sequoia Mortgage Trust REMIC, 3.00%, 11/25/30 (a)(c)	814,892
917,680	Sequoia Mortgage Trust REMIC, 3.50%, 08/25/47 (a)(c)	918,579
655,440	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(c)	656,781
534,547	Towd Point Mortgage Trust REMIC, 2.75%, 10/25/56 (a)(c)	528,660
579,825	Towd Point Mortgage Trust REMIC, 2.75%, 04/25/57 (a)(c)	573,924
1,252,998	Wells Fargo Mortgage Backed Securities, 3.50%, 07/25/47 (a)(c)	1,256,406
		20,389,527
Total Non-U.S. Government Agency Asset Backed Securities (Cost $48,743,539)		48,805,757

Corporate Bonds - 29.3%

Consumer Discretionary - 6.2%
1,010,000	AMC Networks, Inc., 4.75%, 12/15/22	1,017,575
1,190,000	CBS Corp., 4.00%, 01/15/26	1,209,800
370,000	Comcast Corp., 4.15%, 10/15/28	390,089
770,000	Comcast Corp., Class A, 3.30%, 02/01/27	767,884
1,289,000	Dollar General Corp., 3.25%, 04/15/23	1,296,806
700,000	Hanesbrands, Inc., 4.63%, 05/15/24 (a)	701,890
580,000	Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25	585,800
920,000	Levi Strauss & Co., 5.00%, 05/01/25	947,600
615,000	Newell Brands, Inc., 4.00%, 06/15/22	610,095
410,000	Newell Brands, Inc., 4.20%, 04/01/26	391,603
1,035,000	NIKE, Inc., 3.88%, 11/01/45	1,059,043
860,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	858,925
1,197,000	The Walt Disney Co., Class E, 4.13%, 12/01/41	1,266,002
1,065,000	Whirlpool Corp., 4.70%, 06/01/22	1,114,493
		12,217,605

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

Principal Amount	Security Description	Value
Consumer Staples - 1.7%
$1,100,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	$1,101,797
530,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (a)	568,425
705,000	Reckitt Benckiser Treasury Services PLC, 3.00%, 06/26/27 (a)	682,617
895,000	Walmart, Inc., 3.70%, 06/26/28	942,296
		3,295,135
Energy - 0.7%
195,000	ConocoPhillips Co., 4.95%, 03/15/26	217,408
1,150,000	EOG Resources, Inc., 4.15%, 01/15/26	1,218,339
		1,435,747
Financials - 11.3%
1,235,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 01/15/25	1,191,763
350,660	Altitude Investments 16, LLC, 2.49%, 03/14/26	349,724
1,197,000	Bank of America Corp., MTN, 4.13%, 01/22/24	1,254,380
1,045,000	CBRE Services, Inc., 5.25%, 03/15/25	1,121,309
1,220,000	Citigroup, Inc., 3.89%, 01/10/28 (c)	1,239,914
920,000	CME Group, Inc., 3.00%, 03/15/25	925,272
494,000	Crown Castle International Corp., 4.88%, 04/15/22	520,849
1,074,000	Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,101,681
750,000	Intercontinental Exchange, Inc., 4.25%, 09/21/48	783,310
1,295,000	JPMorgan Chase & Co., 3.20%, 06/15/26	1,287,622
1,155,000	KeyCorp, MTN, 2.90%, 09/15/20	1,157,852
710,000	Metropolitan Life Global Funding I, 3.60%, 01/11/24 (a)	731,576
1,195,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	1,225,635
1,030,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	1,039,034
1,210,000	Regions Financial Corp., 3.80%, 08/14/23	1,244,364
1,190,000	The Charles Schwab Corp., 3.85%, 05/21/25	1,251,428
1,097,000	The Chubb Corp., 6.80%, 11/15/31	1,436,664
1,240,000	The Goldman Sachs Group, Inc., 3.85%, 01/26/27	1,245,755
1,270,000	U.S. Bancorp, Series J (callable at 100 beginning 04/15/27), 5.30%, 10/15/49 (c)(e)	1,292,225
1,350,000	Wells Fargo & Co., 3.00%, 04/22/26	1,320,244

Principal Amount	Security Description	Value
$454,000	Wells Fargo & Co., Series K (callable at 100 beginning 06/15/19), 6.38%, 03/15/49 (c)(e)	$456,838
		22,177,439
Health Care - 0.6%
1,109,000	Becton Dickinson and Co., 3.73%, 12/15/24	1,126,632
Industrials - 2.9%
1,200,000	Burlington Northern Santa Fe, LLC, 4.55%, 09/01/44	1,319,910
1,184,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (a)	1,213,600
1,037,000	Raytheon Co., 4.88%, 10/15/40	1,226,317
1,123,000	Textron, Inc., 3.65%, 03/01/21	1,131,725
645,000	TTX Co., 4.60%, 02/01/49 (a)	703,577
		5,595,129
Information Technology - 2.3%
1,108,000	eBay, Inc., 3.60%, 06/05/27	1,081,005
1,331,000	Harman International Industries, Inc., 4.15%, 05/15/25	1,370,493
1,035,000	Oracle Corp., 5.38%, 07/15/40	1,244,768
1,050,000	QUALCOMM, Inc., 3.25%, 05/20/27	1,025,766
		4,722,032
Materials - 1.1%
1,126,000	Albemarle Corp., 5.45%, 12/01/44	1,165,389
959,000	The Mosaic Co., 5.45%, 11/15/33	1,032,314
		2,197,703
Real Estate - 0.6%
1,110,000	National Retail Properties, Inc., 4.30%, 10/15/28	1,158,527
Telecommunication Services - 1.3%
1,180,000	AT&T, Inc., 5.15%, 03/15/42	1,209,008
1,264,000	Verizon Communications, Inc., 4.27%, 01/15/36	1,280,298
		2,489,306
Utilities - 0.6%
954,000	PacifiCorp, 6.25%, 10/15/37	1,220,122
Total Corporate Bonds (Cost $56,612,748)		57,635,377

Government & Agency Obligations - 43.3%

GOVERNMENT SECURITIES - 17.5%
Municipals - 1.5%
339,755	Florida Housing Finance Corp., Florida RB FHLMC, 3.00%, 01/01/36	338,651
295,000	Montana Board of Housing, Montana RB, 2.38%, 06/01/20	295,384
530,000	New York City Transitional Finance Authority Future Tax Secured Revenue, New York RB, 5.77%, 08/01/36	634,680
340,000	New York City Water & Sewer System, New York RB, 5.72%, 06/15/42	452,319

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

Principal Amount	Security Description	Value
$225,000	State of Connecticut, Connecticut GO, 4.95%, 12/01/20	$233,325
225,000	State of Connecticut, Connecticut GO, 5.63%, 12/01/29	259,443
240,000	University of Michigan, Michigan RB, 6.01%, 04/01/25	240,000
410,000	West Haymarket Joint Public Agency, Nebraska GO, 6.00%, 12/15/39	545,665
		2,999,467
Treasury Inflation Index Securities - 1.7%
1,949,442	U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/28 (f)	2,124,036
1,111,450	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	1,103,419
		3,227,455
U.S. Treasury Securities - 14.3%
1,545,000	U.S. Treasury Bond, 5.38%, 02/15/31	2,010,190
1,765,000	U.S. Treasury Bond, 4.75%, 02/15/37	2,319,389
10,005,000	U.S. Treasury Bond, 3.63%, 08/15/43	11,520,210
500,000	U.S. Treasury Note, 2.00%, 02/28/21	497,246
2,600,000	U.S. Treasury Note, 1.63%, 11/15/22	2,546,274
9,370,000	U.S. Treasury Note, 2.13%, 05/15/25	9,276,666
		28,169,975
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 25.8%
Federal Home Loan Mortgage Corp. - 10.1%
955,000	Federal Home Loan Mortgage Corp., 3.46%, 11/25/32	978,694
930,000	Federal Home Loan Mortgage Corp., 3.78%, 10/25/28 (c)	991,618
760,115	Federal Home Loan Mortgage Corp. #A96132, 4.50%, 01/01/41	804,982
453,668	Federal Home Loan Mortgage Corp. #C91345, 4.50%, 11/01/30	477,275
388,453	Federal Home Loan Mortgage Corp. #C91386, 4.50%, 08/01/31	409,161
1,134,656	Federal Home Loan Mortgage Corp. #G07801, 4.00%, 10/01/44	1,182,110
35,921	Federal Home Loan Mortgage Corp. #G14820, 3.50%, 12/01/26	36,788
1,907,552	Federal Home Loan Mortgage Corp. #G60344, 4.00%, 12/01/45	1,994,410
2,131,272	Federal Home Loan Mortgage Corp. #V80169, 3.00%, 07/01/43	2,133,361
1,576,571	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 09/15/45	298,688
118,256	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	118,596
319,183	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 06/15/37	323,016
905,127	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	938,887

Principal Amount	Security Description	Value
$302,073	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	$310,123
350,822	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 06/15/50	356,702
514,774	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 04/15/41	527,780
322,544	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 11/15/42	328,485
1,167,133	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 07/15/42	1,191,738
1,689,727	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 01/15/55	1,725,256
692,136	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/43	722,509
960,000	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 06/15/37	983,250
519,064	FRESB Mortgage Trust, 3.70%, 10/25/28 (c)	537,911
1,637,714	Seasoned Credit Risk Transfer Trust, 4.50%, 06/25/57	1,698,105
833,140	Seasoned Credit Risk Transfer Trust, 2.75%, 07/25/56 (d)	837,055
		19,906,500
Federal National Mortgage Association - 15.2%
1,046,680	Federal National Mortgage Association #386641, 5.80%, 12/01/33	1,044,584
28,554	Federal National Mortgage Association #679256, 7.50%, 08/01/22	28,689
203,776	Federal National Mortgage Association #725705, 5.00%, 08/01/34	219,250
196,218	Federal National Mortgage Association #890310, 4.50%, 12/01/40	207,458
15,112	Federal National Mortgage Association #933279, 5.50%, 08/01/37	16,128
32,215	Federal National Mortgage Association #AA5564, 4.00%, 06/01/24	33,193
150,529	Federal National Mortgage Association #AA7002, 4.50%, 06/01/39	159,935
758,714	Federal National Mortgage Association #AB9814, 3.00%, 07/01/43	759,345
56,790	Federal National Mortgage Association #AC0559, 4.00%, 10/01/24	58,515
328,487	Federal National Mortgage Association #AD0575, 4.50%, 01/01/40	350,869
63,423	Federal National Mortgage Association #AE0336, 6.00%, 09/01/38	69,993
733,574	Federal National Mortgage Association #AL0240, 4.00%, 04/01/41	765,198
214,866	Federal National Mortgage Association #AL2382, 4.00%, 02/01/42	224,807
388,128	Federal National Mortgage Association #AL5404, 4.16%, 08/01/21	396,365

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

Principal Amount	Security Description	Value
$907,305	Federal National Mortgage Association #AL9970, 3.41%, 02/01/27	$946,799
2,213,949	Federal National Mortgage Association #AM2127, 3.31%, 01/01/33	2,223,417
1,339,597	Federal National Mortgage Association #AM2922, 3.75%, 04/01/43	1,378,416
1,880,000	Federal National Mortgage Association #AN8526, 3.53%, 03/01/28	1,941,994
1,043,946	Federal National Mortgage Association #AS0784, 4.00%, 10/01/43	1,086,742
1,110,129	Federal National Mortgage Association #AS3175, 4.50%, 08/01/44	1,178,800
1,993,512	Federal National Mortgage Association #AS3909, 4.00%, 11/01/44	2,075,212
820,998	Federal National Mortgage Association #AS5235, 3.50%, 06/01/45	839,555
3,131,702	Federal National Mortgage Association #AS6994, 4.00%, 04/01/46	3,237,810
992,677	Federal National Mortgage Association #CA0684, 3.50%, 11/01/47	1,013,504
1,514,418	Federal National Mortgage Association Interest Only, 0.68%, 02/25/22 (c)	23,153
3,986,613	Federal National Mortgage Association Interest Only, 0.37%, 07/25/22 (c)	37,691
832,727	Federal National Mortgage Association Interest Only, 2.60%, 01/25/39 (c)	73,510
1,975,000	Federal National Mortgage Association Interest Only #AM7762, 3.49%, 01/01/35	1,968,635
59,059	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	58,901
296,169	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	300,627
491,393	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	516,853
278,015	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	302,472
703,749	Federal National Mortgage Association REMIC, 4.00%, 07/25/39	718,638
668,196	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	659,362
1,054,923	Federal National Mortgage Association REMIC, 1.50%, 01/25/40	1,044,785
1,374,809	Federal National Mortgage Association REMIC, 3.00%, 08/25/43	1,394,890
1,381,984	Federal National Mortgage Association REMIC, 3.00%, 08/25/45	1,389,375
955,000	Federal National Mortgage Association REMIC, 4.00%, 11/25/37	1,024,567
		29,770,037

Principal Amount	Security Description	Value
Government National Mortgage Association - 0.5%
$926,883	Government National Mortgage Association #AD8811, 3.00%, 03/20/43	$933,319
11,229	Government National Mortgage Association REMIC #751404, 5.13%, 06/20/61 (c)	11,331
		944,650
Small Business Administration Participation Certificates - 0.0%
42,570	SBA Small Business Investment Cos., 2.88%, 09/10/21	42,770
Total Government & Agency Obligations (Cost $84,134,321)		85,060,854

Shares	Security Description	Value
Investment Company - 0.8%

157,307	Federated Institutional High-Yield Bond Fund, Institutional Shares	1,529,023
Total Investment Company (Cost $1,447,368)		1,529,023

Short-Term Investments - 1.5%

Investment Company - 1.5%
2,940,724	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (g)	2,940,724
Total Investment Companies (Cost $2,940,724)		2,940,724
Total Short-Term Investments (Cost $2,940,724)		2,940,724
Investments, at value - 99.7% (Cost $193,878,700)		195,971,735
Other assets in excess of liabilities - 0.3%		630,674
NET ASSETS - 100.0%		$196,602,409

(a)	144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2019, the aggregate value of these liquid securities were $34,703,719 or 17.7% of net assets.
(b)	Floating rate security. Rate presented is as of March 31, 2019.
(c)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2019.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2019.
(e)	Perpetual maturity security.
(f)	U.S. Treasury inflation indexed security, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

INCOME FUND

ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
FHLMC	Federal Home Loan Mortgage Corporation
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
Government & Agency Obligations - 98.4%

GOVERNMENT SECURITIES - 98.4%
Municipals - 98.4%
Iowa - 0.1%
$100,000	Xenia Rural Water District, Iowa RB, 3.00%, 12/01/20	$101,122
Nebraska - 97.6%
210,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.30%, 10/15/23	206,713
185,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.40%, 10/15/24	183,248
250,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.20%, 12/15/19	249,130
100,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.30%, 12/15/20	99,399
500,000	City of Bellevue NE, Nebraska GO, 1.65%, 12/15/20	499,910
215,000	City of Blair NE, Nebraska GO, 2.15%, 09/15/23	216,714
220,000	City of Blair NE, Nebraska GO, 2.30%, 09/15/24	222,292
650,000	City of Columbus NE Combined Utilities System Revenue, Nebraska RB, 5.00%, 06/15/29	804,869
630,000	City of Columbus NE Sales Tax Revenue, Nebraska RB, 5.00%, 09/15/23	712,927
345,000	City of Fremont NE Combined Utility System Revenue, Nebraska RB, 3.00%, 10/15/25	354,412
65,000	City of Grand Island NE Electric System Revenue, Nebraska RB, 5.00%, 08/15/27	74,142
275,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/21	275,564
300,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/26	300,591
375,000	City of La Vista NE, Nebraska COP, 3.00%, 12/15/25	390,094
195,000	City of La Vista NE, Nebraska GO, 1.00%, 05/01/21	194,809
235,000	City of La Vista NE, Nebraska GO, 3.00%, 09/01/27	243,714
650,000	City of Lincoln NE, Nebraska GO, 3.00%, 05/15/20	660,777

Principal Amount	Security Description	Value
$515,000	City of Lincoln NE, Nebraska RB, 2.50%, 04/01/20	$518,904
700,000	City of Lincoln NE, Nebraska RB, 4.50%, 08/15/22	734,426
480,000	City of Lincoln NE, Nebraska RB, 4.00%, 08/15/26	509,654
500,000	City of Lincoln NE, Nebraska RB, 3.55%, 04/01/27	516,940
250,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 3.13%, 09/01/30	253,543
110,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	121,594
55,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	61,130
360,000	City of North Platte NE, Nebraska GO, 3.00%, 12/15/26	375,948
29,000	City of Ogallala NE, Nebraska COP, 1.15%, 10/15/19	28,898
575,000	City of Omaha NE, Nebraska GO, 5.25%, 04/01/20	595,970
500,000	City of Omaha NE, Nebraska GO, 5.00%, 01/15/29	606,585
500,000	City of Omaha NE, Nebraska GO, 6.50%, 12/01/30	699,135
200,000	City of Omaha NE, Nebraska GO, 5.00%, 05/01/33	230,198
500,000	City of Omaha NE, Nebraska GO, 4.00%, 04/15/20	512,540
470,000	City of Omaha NE, Nebraska GO, 4.00%, 04/15/22	503,520
190,000	City of Omaha NE, Nebraska RB, 5.00%, 02/01/26	208,413
355,000	City of Omaha NE, Nebraska Special Tax Bond, 5.00%, 01/15/28	433,246
200,000	City of Omaha NE Sewer Revenue, Nebraska RB, 5.00%, 04/01/24	231,862
350,000	City of Papillion NE, Nebraska GO, 3.00%, 09/15/26	362,610
285,000	City of Papillion NE, Nebraska GO, 3.00%, 09/15/27	293,992
105,000	City of Papillion NE Water Revenue, Nebraska RB, 1.80%, 10/01/20	105,255
105,000	City of Papillion NE Water Revenue, Nebraska RB, 2.05%, 10/01/21	105,375
275,000	County of Buffalo NE, Nebraska GO, 4.00%, 12/15/31	289,847
550,000	County of Douglas NE, Nebraska RB, 5.60%, 07/01/25	577,252

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
$120,000	County of Douglas NE, Nebraska RB, 3.60%, 10/01/27	$120,085
250,000	County of Sarpy NE, Nebraska COP, 2.80%, 12/15/20	254,268
150,000	Douglas County Hospital Authority No. 1, Nebraska RB, AMBAC, 5.25%, 09/01/21	157,196
500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.50%, 01/01/30	512,370
1,000,000	Douglas County Hospital Authority No. 2, Nebraska RB, 4.00%, 05/15/32	1,078,400
220,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.00%, 05/15/26	263,679
750,000	Douglas County Public Facilities Corp., Nebraska RB, 2.00%, 05/01/24	752,678
580,000	Douglas County Sanitary & Improvement District No. 464, Nebraska GO, 3.65%, 03/15/33	580,122
260,000	Douglas County Sanitary & Improvement District No. 484, Nebraska GO, 3.00%, 08/15/29	260,764
65,000	Douglas County Sanitary & Improvement District No. 485, Nebraska GO, 2.65%, 10/01/20	65,010
105,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.85%, 03/15/33	105,044
295,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.90%, 03/15/34	295,133
210,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.95%, 03/15/35	210,084
190,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 4.00%, 03/15/36	190,084
250,000	Douglas County Sanitary & Improvement District No. 515, Nebraska GO, 3.75%, 12/15/32	250,047
95,000	Douglas County Sanitary & Improvement District No. 535, Nebraska GO, 2.55%, 10/15/20	95,203
115,000	Douglas County Sanitary & Improvement District No. 541, Nebraska GO, 2.95%, 07/15/24	115,851
85,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.10%, 05/15/30	84,513
100,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.05%, 05/15/29	99,599

Principal Amount	Security Description	Value
$700,000	Douglas County School District No. 10, Nebraska GO, 5.00%, 01/15/30	$757,820
750,000	Douglas County School District No. 59, Nebraska GO, 3.00%, 12/15/35	742,837
750,000	Douglas County School District No. 59, Nebraska GO, 4.00%, 06/15/27	820,987
665,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/34	720,754
1,430,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/35	1,533,603
325,000	Elkhorn School District, Nebraska GO, 5.00%, 12/15/28	409,315
300,000	Elkhorn School District, Nebraska GO, 5.00%, 12/15/28	377,829
350,000	Elkhorn School District, Nebraska GO, 5.00%, 12/15/29	434,427
250,000	Elkhorn School District, Nebraska GO, 4.00%, 01/15/32	262,565
47,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 1.40%, 10/15/20	46,922
265,000	Grand Island Public Schools, Nebraska GO, 5.00%, 12/15/39	299,903
185,000	Grand Island Public Schools, Nebraska GO, 4.00%, 12/15/24	196,877
455,000	Gretna Public Schools, Nebraska GO, 5.00%, 06/15/33	560,610
735,000	Gretna Public Schools, Nebraska GO, 4.00%, 12/15/24	813,674
265,000	Gretna Public Schools, Nebraska GO, 4.00%, 12/15/25	297,152
105,000	Knox County School District #501, Nebraska GO, 2.00%, 12/15/19	104,294
900,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/27	1,127,646
500,000	Lancaster County School District 001, Nebraska GO, 4.00%, 01/15/31	564,165
750,000	Lancaster County School District 001, Nebraska GO, 4.00%, 01/15/26	848,752
500,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/32	531,630
200,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/25	214,416
500,000	Lincoln-Lancaster County Public Building Commission, Nebraska RB, 3.00%, 12/01/26	534,235
1,000,000	Loup River Public Power District, Nebraska RB, 2.00%, 12/01/26	995,030
415,000	Metropolitan Community College Area, Nebraska COP, 4.00%, 03/01/20	424,147

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
$500,000	Metropolitan Community College Area, Nebraska COP, 3.00%, 03/01/26	$525,770
500,000	Metropolitan Utilities District of Omaha Gas System Revenue, Nebraska RB, 4.00%, 12/01/26	556,395
1,000,000	Metropolitan Utilities District of Omaha Water System Revenue, Nebraska RB, 5.00%, 12/01/21	1,088,130
180,000	Mid-Plains Community College Area Facilities Corp., Nebraska RB, 3.00%, 10/15/25	182,869
1,475,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/30	1,598,620
140,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/31	151,526
250,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.38%, 04/01/39	250,000
210,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/25	235,166
200,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/26	217,836
540,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/27	587,007
540,000	Nebraska Investment Finance Authority, Nebraska RB, 1.40%, 09/01/20	538,310
445,000	Nebraska Investment Finance Authority, Nebraska RB, 1.50%, 03/01/21	442,993
500,000	Nebraska Investment Finance Authority, Nebraska RB, 2.00%, 03/01/24	499,970
330,000	Nebraska Investment Finance Authority, Nebraska RB, 2.45%, 09/01/24	338,474
230,000	Nebraska Investment Finance Authority, Nebraska RB, 2.80%, 09/01/26	239,490
175,000	Nebraska Investment Finance Authority, Nebraska RB, 2.35%, 09/01/24	178,147
1,050,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/32	1,132,320
540,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/34	581,650
150,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/26	163,067
200,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/27	217,198
600,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/29	649,740
1,995,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/31	2,103,967
1,000,000	Nebraska State College Facilities Corp., Nebraska RB, 5.00%, 07/15/26	1,200,520
315,000	Nebraska State Colleges, Nebraska RB, 3.00%, 07/01/25	315,176

Principal Amount	Security Description	Value
$805,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/26	$809,572
285,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/20	296,426
700,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/21	750,330
1,000,000	Omaha Public Facilities Corp., Nebraska RB, 4.00%, 06/01/28	1,114,280
250,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/30	308,053
205,000	Omaha Public Power District, Nebraska RB, 4.00%, 02/01/31	215,447
200,000	Omaha Public Power District, Nebraska RB, 4.00%, 02/01/34	209,210
1,170,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/29	1,243,207
1,435,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/30	1,524,788
500,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/29	531,285
500,000	Omaha School District, Nebraska GO, 4.00%, 12/15/32	561,265
180,000	Omaha School District, Nebraska GO, 3.00%, 12/15/32	181,642
620,000	Omaha School District, Nebraska GO, 3.13%, 12/15/33	627,167
1,500,000	Omaha School District, Nebraska GO, 4.00%, 12/15/39	1,584,795
650,000	Omaha School District, Nebraska GO, 4.00%, 12/15/22	665,515
590,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/22	591,434
245,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/23	245,605
400,000	Papillion-La Vista School District No. 27, Nebraska GO, 1.75%, 12/01/22	401,444
350,000	Papillion-La Vista School District No. 27, Nebraska GO, 3.00%, 12/01/26	364,990
750,000	Papillion-La Vista School District No. 27, Nebraska GO, 4.00%, 12/01/29	859,320
125,000	Platte County School District No. 1 Columbus Public Schools, Nebraska GO, 5.00%, 12/15/26	144,670
280,000	Platte County School District No. 1 Columbus Public Schools, Nebraska GO, 5.00%, 12/15/28	323,159
160,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 3.55%, 10/15/32	160,050

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
$55,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 2.45%, 10/15/22	$55,010
80,000	Sarpy County Sanitary & Improvement District No. 242, Nebraska GO, 3.00%, 03/15/27	80,062
110,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 3.95%, 02/15/32	110,118
110,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 5.15%, 02/15/34	110,077
150,000	Sarpy County Sanitary & Improvement District No. 68, Nebraska GO, 2.75%, 12/15/23	150,132
385,000	Scotts Bluff County School District/ Gering School District, Nebraska GO, 5.00%, 12/01/23	423,219
220,000	Southeast Community College, Nebraska COP, 5.00%, 12/15/25	265,142
225,000	Southeast Community College, Nebraska COP, 5.00%, 12/15/26	276,512
300,000	Southern Public Power District, Nebraska RB, 4.00%, 12/15/25	337,602
400,000	Southern Public Power District, Nebraska RB, 4.00%, 12/15/26	449,468
200,000	State of Nebraska, Nebraska COP, 1.40%, 03/15/20	198,978
200,000	State of Nebraska, Nebraska COP, 1.60%, 03/15/21	199,154
500,000	State of Nebraska, Nebraska COP, 3.00%, 12/15/22	524,180
350,000	University of Nebraska, Nebraska RB, 5.00%, 05/15/24	406,928
350,000	University of Nebraska, Nebraska RB, 5.00%, 05/15/25	415,821
1,000,000	University of Nebraska, Nebraska RB, 4.00%, 07/01/31	1,095,890
500,000	University of Nebraska Facilities Corp., Nebraska RB, 4.00%, 07/15/30	563,535
745,000	University of Nebraska Facilities Corp., Nebraska RB, 2.00%, 07/15/19	746,028
500,000	University of Nebraska Facilities Corp., Nebraska RB, 5.00%, 07/15/25	597,845
500,000	University of Nebraska Facilities Corp., Nebraska RB, 5.00%, 07/15/26	610,870
1,000,000	Village of Boys Town NE, Nebraska RB, 3.00%, 09/01/28	1,044,770
100,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/22	109,020
200,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/26	217,706

Principal Amount	Security Description	Value
$105,000	West Haymarket Joint Public Agency, Nebraska GO, 4.00%, 12/15/28	$111,784
200,000	Westside Community Schools, Nebraska GO, 4.00%, 06/01/24	219,104
200,000	Westside Community Schools, Nebraska GO, 4.00%, 06/01/25	218,030
230,000	Westside Community Schools, Nebraska GO, 4.00%, 06/01/27	249,299
		71,170,141
North Dakota - 0.7%
500,000	City of Fargo ND, North Dakota GO, 3.00%, 05/01/34	502,740
		71,774,003
Total Government & Agency Obligations (Cost $71,973,982)		71,774,003

Shares	Security Description	Value
Short-Term Investments - 2.4%

Investment Company - 2.4%
1,747,058	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (a)	1,747,058
Total Short-Term Investments (Cost $1,747,058)		1,747,058
Investments, at value - 100.8% (Cost $73,721,040)		73,521,061
Other liabilities in excess of assets - (0.8)%		(576,160)
NET ASSETS - 100.0%		$72,944,901

(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 61.8%

Communication Services - 6.5%
6,300	Activision Blizzard, Inc.	$286,839
1,378	Alphabet, Inc., Class C (a)	1,616,821
20,900	Comcast Corp., Class A	835,582
5,550	Facebook, Inc., Class A (a)	925,130
16,800	Verizon Communications, Inc.	993,384
		4,657,756
Consumer Discretionary - 6.1%
525	Amazon.com, Inc.(a)	934,894
300	Booking Holdings, Inc.(a)	523,473
6,700	NIKE, Inc., Class B	564,207
1,390	O'Reilly Automotive, Inc.(a)	539,737
4,050	Royal Caribbean Cruises, Ltd.	464,211
4,400	The Home Depot, Inc.	844,316
1,390	Ulta Beauty, Inc.(a)	484,734
		4,355,572
Consumer Staples - 4.2%
11,300	Church & Dwight Co., Inc.	804,899
2,500	Constellation Brands, Inc., Class A	438,325
2,950	Costco Wholesale Corp.	714,313
4,800	Ingredion, Inc.	454,512
7,980	Lamb Weston Holdings, Inc.	598,021
		3,010,070
Energy - 3.3%
2,900	Diamondback Energy, Inc.	294,437
4,050	EOG Resources, Inc.	385,479
9,300	Exxon Mobil Corp.	751,440
5,450	Occidental Petroleum Corp.	360,790
3,600	Phillips 66	342,612
5,900	Schlumberger, Ltd.	257,063
		2,391,821
Financials - 7.7%
1,010	BlackRock, Inc.	431,644
10,300	CenterState Bank Corp.	245,243
3,950	Chubb, Ltd.	553,316
3,300	CME Group, Inc.	543,114
9,600	First American Financial Corp.	494,400
19,000	Huntington Bancshares, Inc.	240,920
9,800	JPMorgan Chase & Co.	992,054
15,700	KeyCorp	247,275
20,400	Manulife Financial Corp.	344,964
5,300	Northern Trust Corp.	479,173
8,700	U.S.Bancorp	419,253
11,200	Wells Fargo & Co.	541,184
		5,532,540
Health Care - 9.4%
7,400	AMN Healthcare Services, Inc.(a)	348,466
8,200	Baxter International, Inc.	666,742
1,560	Biogen, Inc.(a)	368,753
14,400	Boston Scientific Corp.(a)	552,672
3,200	Cigna Corp.	514,624

Shares	Security Description	Value
3,400	Edwards Lifesciences Corp.(a)	$650,522
6,500	Eli Lilly & Co.	843,440
1,700	Humana, Inc.	452,200
2,100	Laboratory Corp. of America Holdings (a)	321,258
4,739	LHC Group, Inc.(a)	525,365
3,300	Thermo Fisher Scientific, Inc.	903,276
5,700	Zoetis, Inc.	573,819
		6,721,137
Industrials - 5.9%
2,500	FedEx Corp.	453,525
5,600	Fortune Brands Home & Security, Inc.	266,616
9,300	KAR Auction Services, Inc.	477,183
7,400	MasTec, Inc.(a)	355,940
2,650	Raytheon Co.	482,512
1,560	Roper Technologies, Inc.	533,473
9,400	Southwest Airlines Co.	487,954
9,000	The Timken Co.	392,580
7,200	Waste Management, Inc.	748,152
		4,197,935
Information Technology - 12.2%
2,100	Adobe, Inc.(a)	559,629
9,450	Apple, Inc.	1,795,027
2,300	Broadcom, Inc.	691,633
2,300	Cabot Microelectronics Corp.	257,508
4,700	CDW Corp.	452,939
16,500	Cisco Systems, Inc.	890,835
3,900	Citrix Systems, Inc.	388,674
2,100	FleetCor Technologies, Inc.(a)	517,839
3,350	Mastercard, Inc., Class A	788,758
5,300	Microchip Technology, Inc.	439,688
16,150	Microsoft Corp.	1,904,731
		8,687,261
Materials - 1.6%
5,400	Berry Global Group, Inc.(a)	290,898
5,900	FMC Corp.	453,238
5,518	Livent Corp.(a)	67,761
1,750	Martin Marietta Materials, Inc.	352,065
		1,163,962
Real Estate - 2.6%
4,625	American Tower Corp. REIT	911,403
12,300	First Industrial Realty Trust, Inc. REIT	434,928
4,300	Sun Communities, Inc. REIT	509,636
		1,855,967
Utilities - 2.3%
5,000	Atmos Energy Corp.	514,650
3,800	NextEra Energy, Inc.	734,616
4,600	Southwest Gas Holdings, Inc.	378,396
		1,627,662
Total Common Stocks (Cost $29,434,966)		44,201,683

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

BALANCED FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 4.3%

Asset Backed Securities - 2.0%
$380,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (b)	$379,271
1,706	Canadian Pacer Auto Receivables Trust, 2.55%, 10/21/19 (b)	1,705
139,126	Magnetite CLO, Ltd.CLO (USD 3 Month LIBOR + 1.00%), 3.77%, 07/25/26 (b)(c)	139,126
101,260	Missouri Higher Education Loan Authority (USD 1 Month LIBOR + 0.83%), 3.32%, 01/26/26 (c)	100,343
107,546	PHEAA Student Loan Trust 2011-1 (USD 3 Month LIBOR + 1.10%), 3.70%, 06/25/38 (b)(c)	108,992
118,592	Preferred Term Securities XII, Ltd./ Preferred Term Securities XII, Inc.(USD 3 Month LIBOR + 0.70%), 3.31%, 12/24/33 (b)(c)	118,141
218,171	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 4.42%, 07/25/22 (c)	220,617
159,966	Social Professional Loan Program Trust, 2.64%, 08/25/47 (b)	159,730
64,946	Stack Infrastructure Issuer, LLC, 4.54%, 02/25/44 (b)	66,454
98,917	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (b)	100,415
		1,394,794
Non-Agency Commercial Mortgage Backed Securities - 0.9%
375,000	American Tower Trust #1, 3.07%, 03/15/23 (b)	374,086
125,000	CD Commercial Mortgage Trust, 4.21%, 08/15/51	133,154
26,469,103	FREMF Mortgage Trust Interest Only, 0.10%, 08/25/44 (b)	51,149
75,000	UBS Commercial Mortgage Trust, 4.19%, 08/15/51	79,666
		638,055
Non-Agency Residential Mortgage Backed Securities - 1.4%
116,239	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.58%), 3.36%, 12/25/33 (b)(c)	114,390
160,000	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.10%), 4.60%, 04/28/39 (c)	159,828
45,433	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(d)	46,682
135,437	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (b)(d)	136,000

Principal Amount	Security Description	Value
$179,263	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.99%, 05/25/36 (b)(c)	$177,499
1,615	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	1,617
75,262	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (b)(d)	76,128
62,850	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(d)	62,979
226,503	Wells Fargo Mortgage Backed Securities, 3.50%, 07/25/47 (b)(d)	227,120
		1,002,243
Total Non-U.S.Government Agency Asset Backed Securities (Cost $2,994,829)		3,035,092

Corporate Bonds - 10.2%

Communication Services - 0.8%
348,000	AT&T, Inc., 4.30%, 02/15/30	352,475
237,000	Verizon Communications, Inc., 4.33%, 09/21/28	251,273
		603,748
Consumer Discretionary - 1.3%
330,000	CBS Corp., 4.00%, 01/15/26	335,491
200,000	Dollar General Corp., 3.25%, 04/15/23	201,211
100,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	100,270
50,000	Newell Brands, Inc., 4.20%, 04/01/26	47,756
215,000	Whirlpool Corp., 4.70%, 06/01/22	224,992
		909,720
Consumer Staples - 0.6%
175,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	175,286
100,000	Reckitt Benckiser Treasury Services PLC, 3.00%, 06/26/27 (b)	96,825
185,000	Walmart, Inc., 3.40%, 06/26/23	190,804
		462,915
Energy - 0.3%
212,000	EOG Resources, Inc., 4.15%, 01/15/26	224,598
Financials - 5.0%
230,000	Bank of America Corp., MTN, 4.13%, 01/22/24	241,025
180,000	CBRE Services, Inc., 5.25%, 03/15/25	193,144
240,000	Citigroup, Inc., 3.89%, 01/10/28 (d)	243,918
395,000	CME Group, Inc., 3.00%, 03/15/25	397,263
175,000	Hartford Financial Services Group, Inc., 5.50%, 03/30/20	179,510
245,000	Intercontinental Exchange, Inc., 3.75%, 12/01/25	254,569
230,000	JPMorgan Chase & Co., 3.25%, 09/23/22	233,327

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

BALANCED FUND

Principal Amount	Security Description	Value
$120,000	Metropolitan Life Global Funding I, 3.60%, 01/11/24 (b)	$123,647
260,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	266,665
190,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	191,666
235,000	Regions Financial Corp., 3.80%, 08/14/23	241,674
220,000	The Charles Schwab Corp., 3.85%, 05/21/25	231,356
265,000	The Goldman Sachs Group, Inc., 3.00%, 04/26/22	264,872
230,000	U.S.Bancorp, Series J (callable at 100 beginning 04/15/27), 5.30%, 10/15/49 (d)(e)	234,025
270,000	Wells Fargo & Co., 3.00%, 04/22/26	264,049
		3,560,710
Health Care - 0.2%
132,000	Becton Dickinson and Co., 3.73%, 12/15/24	134,099
Industrials - 0.8%
150,000	Roper Technologies, Inc., 2.80%, 12/15/21	149,545
200,000	Textron, Inc., 3.65%, 03/01/21	201,554
225,000	Union Pacific Corp., 3.95%, 09/10/28	236,179
		587,278
Information Technology - 0.9%
215,000	eBay, Inc., 3.60%, 06/05/27	209,762
200,000	Oracle Corp., 3.40%, 07/08/24	204,873
185,000	QUALCOMM, Inc., 3.45%, 05/20/25	186,477
		601,112
Materials - 0.3%
209,000	Albemarle Corp., 4.15%, 12/01/24	215,964
Total Corporate Bonds (Cost $7,192,484)		7,300,144

Government & Agency Obligations - 20.0%

GOVERNMENT SECURITIES - 19.4%
Municipals - 1.3%
350,000	California State University, California RB, 5.45%, 11/01/22	384,044
250,000	City of Industry CA, California RB, 7.00%, 01/01/21	258,248
200,000	Santa Monica Community College District, California GO, 5.73%, 08/01/24	208,122
100,000	Vista Community Development Commission, California Tax Allocation Bond, 7.61%, 09/01/21	106,594
		957,008
Treasury Inflation Index Securities - 1.1%
109,688	U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/28 (f)	119,477

Principal Amount	Security Description	Value
$677,779	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	$673,086
		792,563
U.S. Treasury Securities - 17.0%
95,000	U.S. Treasury Note, 1.13%, 03/31/20	93,831
3,725,000	U.S. Treasury Note, 2.00%, 02/28/21	3,704,483
3,835,000	U.S. Treasury Note, 1.63%, 11/15/22	3,755,753
4,320,000	U.S. Treasury Note, 2.13%, 05/15/25	4,276,969
325,000	U.S. Treasury Note, 2.25%, 02/15/27	322,728
		12,153,764
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 0.6%
Federal Home Loan Mortgage Corp. - 0.4%
115,000	Federal Home Loan Mortgage Corp., 3.78%, 10/25/28 (d)	122,619
146,067	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	151,516
		274,135
Federal National Mortgage Association - 0.2%
73,639	Federal National Mortgage Association #AL1321, 3.50%, 12/01/26	75,345
101,467	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	100,125
		175,470
Total Government & Agency Obligations (Cost $14,177,146)		14,352,940

Shares	Security Description	Value
Short-Term Investments - 3.7%

Investment Company - 3.7%
2,634,823	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (g)	2,634,823
Total Short-Term Investments (Cost $2,634,823)		2,634,823
Investments, at value - 100.0% (Cost $56,434,248)		71,524,682
Other assets in excess of liabilities - 0.0%		782
NET ASSETS - 100.0%		$71,525,464

(a)	Non-income producing security.
(b)	144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2019, the aggregate value of these liquid securities were $2,660,609 or 3.7% of net assets.
(c)	Floating rate security. Rate presented is as of March 31, 2019.
(d)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2019.
(e)	Perpetual maturity security.
(f)	U.S. Treasury inflation indexed security, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

BALANCED FUND

ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 98.0%

Communication Services - 3.6%
10,900	IAC/InterActiveCorp.(a)	$2,290,199
3,700	The Madison Square Garden Co., Class A (a)	1,084,581
52,900	Twitter, Inc.(a)	1,739,352
		5,114,132
Consumer Discretionary - 16.6%
15,300	Advance Auto Parts, Inc.	2,609,109
35,800	At Home Group, Inc.(a)	639,388
11,200	Carter's, Inc.	1,128,848
24,900	Dollar General Corp.	2,970,570
20,100	DR Horton, Inc.	831,738
9,100	Expedia, Inc.	1,082,900
15,000	Five Below, Inc.(a)	1,863,750
9,900	Grand Canyon Education, Inc.(a)	1,133,649
11,120	Lululemon Athletica, Inc.(a)	1,822,234
5,700	O'Reilly Automotive, Inc.(a)	2,213,310
26,500	Restaurant Brands International, Inc.	1,725,415
27,600	Ross Stores, Inc.	2,569,560
5,300	Ulta Beauty, Inc.(a)	1,848,269
27,300	Yum China Holdings, Inc.	1,226,043
		23,664,783
Consumer Staples - 3.8%
30,500	Church & Dwight Co., Inc.	2,172,515
20,490	Lamb Weston Holdings, Inc.	1,535,521
16,300	Post Holdings, Inc.(a)	1,783,220
		5,491,256
Energy - 1.2%
21,700	Apergy Corp.(a)	891,002
7,000	Concho Resources, Inc.	776,720
		1,667,722
Financials - 5.3%
14,700	E*TRADE Financial Corp.	682,521
7,400	FactSet Research Systems, Inc.	1,837,198
15,900	First American Financial Corp.	818,850
40,300	KeyCorp	634,725
19,120	Nasdaq, Inc.	1,672,809
11,100	Northern Trust Corp.	1,003,551
26,900	OneMain Holdings, Inc.	854,075
		7,503,729
Health Care - 15.5%
7,500	Bio-Techne Corp.	1,489,125
22,900	Centene Corp.(a)	1,215,990
31,600	DENTSPLY SIRONA, Inc.	1,567,044
17,100	Edwards Lifesciences Corp.(a)	3,271,743
20,600	Incyte Corp.(a)	1,771,806
12,510	Insulet Corp.(a)	1,189,576
13,400	Intercept Pharmaceuticals, Inc.(a)	1,498,924

Shares	Security Description	Value
15,400	LHC Group, Inc.(a)	$1,707,244
14,200	PerkinElmer, Inc.	1,368,312
13,300	Sarepta Therapeutics, Inc.(a)	1,585,227
18,500	Seattle Genetics, Inc.(a)	1,354,940
7,640	Teleflex, Inc.	2,308,502
6,000	The Cooper Cos., Inc.	1,777,020
		22,105,453
Industrials - 14.4%
10,600	Cintas Corp.	2,142,366
18,100	Crane Co.	1,531,622
16,700	Dover Corp.	1,566,460
9,200	EnerSys	599,472
15,000	Harris Corp.	2,395,650
25,200	ITT, Inc.	1,461,600
8,400	L3 Technologies, Inc.	1,733,508
30,000	MasTec, Inc.(a)	1,443,000
9,900	Old Dominion Freight Line, Inc.	1,429,461
12,700	Oshkosh Corp.	954,151
57,300	Quanta Services, Inc.	2,162,502
5,900	Roper Technologies, Inc.	2,017,623
8,900	Spirit AeroSystems Holdings, Inc., Class A	814,617
5,700	XPO Logistics, Inc.(a)	306,318
		20,558,350
Information Technology - 30.9%
22,400	Akamai Technologies, Inc.(a)	1,606,304
15,100	Analog Devices, Inc.	1,589,577
17,300	Autodesk, Inc.(a)	2,695,686
8,500	Broadridge Financial Solutions, Inc.	881,365
20,900	CDK Global, Inc.	1,229,338
15,100	CDW Corp.	1,455,187
15,600	Citrix Systems, Inc.	1,554,696
18,500	CommScope Holding Co., Inc.(a)	402,005
6,750	DXC Technology Co.	434,092
41,600	First Data Corp., Class A (a)	1,092,832
31,000	Fiserv, Inc.(a)	2,736,680
10,340	FleetCor Technologies, Inc.(a)	2,549,741
21,800	Fortinet, Inc.(a)	1,830,546
41,700	Inphi Corp.(a)	1,823,958
8,800	Jack Henry & Associates, Inc.	1,220,912
11,300	Lam Research Corp.	2,022,813
18,000	Microchip Technology, Inc.	1,493,280
31,500	Paychex, Inc.	2,526,300
54,400	Pure Storage, Inc., Class A (a)	1,185,376
15,000	ServiceNow, Inc.(a)	3,697,350
15,700	Splunk, Inc.(a)	1,956,220
42,100	SS&C Technologies Holdings, Inc.	2,681,349
22,000	Twilio, Inc.(a)	2,841,960
12,200	Zebra Technologies Corp.(a)	2,556,266
		44,063,833

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Materials - 3.0%
156,700	Element Solutions, Inc.(a)	$1,582,670
16,800	FMC Corp.	1,290,576
15,713	Livent Corp.(a)	192,956
6,000	Martin Marietta Materials, Inc.	1,207,080
		4,273,282
Real Estate - 3.2%
23,900	American Homes 4 Rent, Class A REIT	543,008
26,800	CBRE Group, Inc., Class A (a)	1,325,260
11,915	Digital Realty Trust, Inc. REIT	1,417,885
11,380	Sun Communities, Inc. REIT	1,348,758
		4,634,911
Utilities - 0.5%
6,900	Atmos Energy Corp.	710,217
Total Common Stocks (Cost $93,539,340)		139,787,668

Shares	Security Description	Value
Short-Term Investments - 1.9%

Investment Company - 1.9%
2,632,703	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (b)	2,632,703
Total Short-Term Investments (Cost $2,632,703)		2,632,703
Investments, at value - 99.9% (Cost $96,172,043)		142,420,371
Other assets in excess of liabilities - 0.1%		163,229
NET ASSETS - 100.0%		$142,583,600

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2019

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks - 95.4%

Communication Services - 3.9%
434,300	MSG Networks, Inc., Class A (a)	$9,446,025
205,700	Nexstar Media Group, Inc., Class A	22,291,709
		31,737,734
Consumer Discretionary - 7.6%
288,800	Big Lots, Inc.	10,980,176
163,100	Dave & Buster's Entertainment, Inc.	8,133,797
164,300	Dorman Products, Inc.(a)	14,473,187
266,300	La-Z-Boy, Inc.	8,785,237
238,700	Standard Motor Products, Inc.	11,720,170
142,800	Sturm Ruger & Co., Inc.	7,571,256
		61,663,823
Energy - 4.0%
1,425,100	Callon Petroleum Co.(a)	10,759,505
734,100	Carrizo Oil & Gas, Inc.(a)	9,154,227
638,800	Matador Resources Co.(a)	12,348,004
		32,261,736
Financials - 19.5%
197,300	Argo Group International Holdings, Ltd.	13,941,218
341,300	Carolina Financial Corp.(b)	11,805,567
246,500	Columbia Banking System, Inc.	8,058,085
283,100	Great Western Bancorp, Inc.	8,943,129
256,100	Mercantile Bank Corp.(b)	8,379,592
790,500	Old National Bancorp	12,964,200
347,300	Selective Insurance Group, Inc.	21,977,144
211,700	South State Corp.	14,467,578
326,300	Stifel Financial Corp.	17,215,588
121,200	UMB Financial Corp.	7,761,648
496,600	Union Bankshares Corp.	16,055,078
494,200	United Bankshares, Inc.	17,909,808
		159,478,635
Health Care - 13.5%
347,300	AMN Healthcare Services, Inc.(a)	16,354,357
459,400	AngioDynamics, Inc.(a)	10,501,884
233,900	Cambrex Corp.(a)	9,087,015
82,800	Emergent BioSolutions, Inc.(a)	4,183,056
331,100	Integra LifeSciences Holdings Corp.(a)	18,448,892
175,600	LHC Group, Inc.(a)	19,467,016
46,400	Masimo Corp.(a)	6,416,192
214,700	Omnicell, Inc.(a)	17,356,348
250,700	Varex Imaging Corp.(a)	8,493,716
		110,308,476
Industrials - 14.2%
169,100	American Woodmark Corp.(a)	13,972,733
237,500	Barnes Group, Inc.	12,209,875
284,300	Forward Air Corp.	18,402,739
284,900	Franklin Electric Co., Inc.	14,555,541
294,500	Granite Construction, Inc.	12,707,675
344,900	Kforce, Inc.	12,112,888
245,900	Lydall, Inc.(a)	5,768,814
559,000	Navigant Consulting, Inc.	10,883,730

Shares	Security Description	Value
259,700	Tetra Tech, Inc.	$15,475,523
		116,089,518
Information Technology - 17.9%
206,900	Ambarella, Inc.(a)	8,938,080
175,100	Anixter International, Inc.(a)	9,824,861
385,100	Benchmark Electronics, Inc.	10,108,875
110,400	CACI International, Inc., Class A (a)	20,095,008
620,200	CalAmp Corp.(a)	7,802,116
288,500	CTS Corp.	8,473,245
239,300	ExlService Holdings, Inc.(a)	14,362,786
63,600	Littelfuse, Inc.	11,605,728
332,900	Methode Electronics, Inc.	9,580,862
290,900	MTS Systems Corp.	15,842,414
255,918	PC Connection, Inc.(a)(b)	9,384,513
220,700	Silicon Motion Technology Corp., ADR	8,748,548
407,300	Sykes Enterprises, Inc.(a)	11,518,444
		146,285,480
Materials - 4.6%
145,700	Balchem Corp.	13,520,960
232,100	Carpenter Technology Corp.	10,641,785
200,900	Sensient Technologies Corp.	13,619,011
		37,781,756
Real Estate - 7.1%
158,300	Agree Realty Corp. REIT	10,976,522
872,700	Easterly Government Properties, Inc. REIT	15,717,327
290,900	LTC Properties, Inc. REIT	13,323,220
434,900	Marcus & Millichap, Inc.(a)	17,713,477
		57,730,546
Utilities - 3.1%
183,500	IDACORP, Inc.	18,265,590
129,000	Unitil Corp.(b)	6,987,930
		25,253,520
Total Common Stocks (Cost $666,557,565)		778,591,224

Short-Term Investments - 4.5%

Investment Company - 4.5%
36,833,605	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.32% (c)	36,833,605
Total Short-Term Investments (Cost $36,833,605)		36,833,605
Investments, at value - 99.9% (Cost $703,391,170)		815,424,829
Other assets in excess of liabilities - 0.1%		563,734
NET ASSETS - 100.0%		$815,988,563

(a)	Non-income producing security.
(b)	Securities have been determined to be illiquid by the investment adviser. Total illiquid securities held as of March 31, 2019 were $36,557,602, representing 4.48% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2019

SHORT-INTERMEDIATE BOND FUND
Assets:
Investments, at cost	$181,095,378
Unrealized appreciation (depreciation) of investments	194,857
Total investments, at value	181,290,235
Receivable for capital shares issued	503,962
Receivable for investments sold	–
Interest and dividends receivable	964,174
Prepaid expenses	28,326
Total Assets	182,786,697

Liabilities:
Distributions payable	279,348
Payable for investments purchased	179,977
Payable for capital shares redeemed	4,116
Accrued expenses and other payables:
Investment advisory fees	50,717
Administration fees payable to non-related parties	7,087
Administration fees payable to related parties	10,663
Shareholder service fees	3,406
Other fees	22,326
Total Liabilities	557,640
Net Assets	$182,229,057
Composition of Net Assets:
Paid-In Capital	$184,777,567
Distributable earnings	(2,548,510)
Net Assets	$182,229,057
Institutional Class:
Net assets	10,569,219
Shares of beneficial interest (See note 5)	1,140,644
Net asset value, offering and redemption price per share	$9.27
Institutional Plus Class:
Net assets	171,659,838
Shares of beneficial interest (See note 5)	18,469,214
Net asset value, offering and redemption price per share	$9.29

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2019

INCOME FUND	NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$193,878,700	$73,721,040	$56,434,248	$96,172,043	$703,391,170
2,093,035	(199,979)	15,090,434	46,248,328	112,033,659
195,971,735	73,521,061	71,524,682	142,420,371	815,424,829
216,040	163,545	11,741	289,069	1,396,851
676,898	–	–	–	–
1,232,060	735,427	215,127	69,218	699,749
29,684	4,814	16,636	22,820	58,445
198,126,417	74,424,847	71,768,186	142,801,478	817,579,874

408,209	169,290	–	–	–
961,585	1,277,049	97,943	–	–
43,587	1,275	82,273	99,831	861,301

68,565	14,358	36,022	85,806	558,022
7,626	2,854	2,797	5,550	32,113
11,474	4,294	4,209	8,353	48,322
2,198	–	8,233	4,507	18,041
20,764	10,826	11,245	13,831	73,512
1,524,008	1,479,946	242,722	217,878	1,591,311
$196,602,409	$72,944,901	$71,525,464	$142,583,600	$815,988,563

$198,450,854	$74,353,550	$55,421,632	$94,848,703	$703,154,746
(1,848,445)	(1,408,649)	16,103,832	47,734,897	112,833,817
$196,602,409	$72,944,901	$71,525,464	$142,583,600	$815,988,563

6,322,107	–	39,048,629	14,840,016	94,012,835
618,546	–	2,318,112	910,333	3,447,068
$10.22	$–	$16.85	$16.30	$27.27

190,280,302	72,944,901	32,476,835	127,743,584	721,975,728
18,617,629	7,606,541	1,946,271	7,648,765	26,302,032
$10.22	$9.59	$16.69	$16.70	$27.45

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF OPERATIONS

Year Ended March 31, 2019

SHORT-INTERMEDIATE BOND FUND
Investment Income:
Interest	$4,643,388
Dividend	76,112
Foreign tax withholding	–
Total Income	4,719,500

Expenses:
Investment advisory fees (Note 3)	846,586
Administration fees	200,728
Shareholder service fees - Institutional Class	33,983
Custodian fees	14,427
Chief compliance officer fees	12,616
Director fees	7,920
Registration and filing fees	25,843
Transfer agent fees	60,979
Pricing fees	–
Other Fees	96,655
Total expenses before waivers	1,299,737
Expenses waived by adviser (Note 3)	(351,554)
Total Expenses	948,183
Net Investment Income (Loss)	3,771,317
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on investments transactions	(458,292)
Change in unrealized appreciation (depreciation) on investments	1,845,975
Net realized and unrealized gain on investments	1,387,683
Net increase in net assets from operations	$5,159,000

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF OPERATIONS

Year Ended March 31, 2019

INCOME FUND	NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$6,109,777	$1,992,834	$661,994	$–	$–
145,814	36,691	740,520	1,115,207	9,373,398
–	–	(1,762)	(7,642)	–
6,255,591	2,029,525	1,400,752	1,107,565	9,373,398

1,143,133	273,085	526,760	1,031,122	6,070,866
225,856	80,931	83,249	162,934	846,276
11,808	–	77,950	27,177	256,245
16,325	4,672	5,687	9,473	47,851
13,992	5,074	5,186	10,178	52,954
9,005	3,191	3,292	6,303	32,854
21,180	3,539	20,942	23,408	61,258
59,309	19,348	48,594	62,897	465,749
–	20,212	–	–	–
104,952	41,011	56,578	52,038	153,448
1,605,560	451,063	828,238	1,385,530	7,987,501
(424,363)	(143,841)	(120,199)	(66,014)	(660,498)
1,181,197	307,222	708,039	1,319,516	7,327,003
5,074,394	1,722,303	692,713	(211,951)	2,046,395

(722,984)	(37,571)	2,440,610	8,663,259	33,124,779
3,977,777	1,310,968	1,704,434	7,148,950	(15,604,091)
3,254,793	1,273,397	4,145,044	15,812,209	17,520,688
$8,329,187	$2,995,700	$4,837,757	$15,600,258	$19,567,083

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF CHANGES IN NET ASSETS

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Operations:
Net investment income (loss)	$3,771,317	$2,808,865	$5,074,394	$5,017,338
Net realized gain (loss) on investment transactions	(458,292)	39,695	(722,984)	313,001
Net change in unrealized appreciation (depreciation) on investments	1,845,975	(1,408,828)	3,977,777	(1,729,865)
Net increase in net assets from operations	5,159,000	1,439,732	8,329,187	3,600,474
Distributions to Shareholders:
Institutional Class	(334,436)	(279,876)*	(191,515)	(194,753)*
Institutional Plus Class	(3,721,286)	(3,126,164)**	(5,752,279)	(5,913,220)**
Return of capital
Institutional Plus Class	–	–	–	–
Change in net assets from distributions to shareholders	(4,055,722)	(3,406,040)	(5,943,794)	(6,107,973)
Capital Transactions:
Proceeds from shares issued
Institutional Class	3,335,867	8,882,547	269,705	1,362,850
Institutional Plus Class	47,643,785	49,581,399	29,286,868	36,619,351
Proceeds from dividends reinvested
Institutional Class	192,225	178,022	191,275	193,659
Institutional Plus Class	751,656	668,493	754,540	769,661
Cost of shares redeemed
Institutional Class	(8,314,061)	(3,517,318)	(1,097,974)	(1,203,641)
Institutional Plus Class	(25,017,947)	(19,445,646)	(34,143,903)	(36,707,609)
Change in net assets from capital transactions	18,591,525	36,347,497	(4,739,489)	1,034,271
Change in net assets	19,694,803	34,381,189	(2,354,096)	(1,473,228)
Net Assets:
Beginning of Year	162,534,254	128,153,065	198,956,505	200,429,733
End of Year	$182,229,057	$162,534,254 ***	$196,602,409	$198,956,505 ***
Share Transactions Institutional Class:
Shares issued	363,674	951,405	26,981	132,811
Shares reinvested	20,920	19,125	19,138	18,873
Shares redeemed	(902,822)	(377,163)	(109,695)	(117,270)
Change in shares	(518,228)	593,367	(63,576)	34,414
Share Transactions Institutional Plus Class:
Shares issued	5,166,572	5,306,495	2,927,218	3,570,084
Shares reinvested	81,544	71,613	75,475	74,990
Shares redeemed	(2,715,227)	(2,083,641)	(3,418,489)	(3,571,390)
Change in shares	2,532,889	3,294,467	(415,796)	73,684

*	Distributions for March 31, 2018, were the result of net investment income of $266,350, $187,416 and $355,755 for Short-Intermediate Bond Fund, Income Fund and Balanced Fund, respectively, and net realized gains on investments of $13,526, $7,337, $3,122,745, $2,499,431 and $10,411,722 for Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund, respectively.

**	Distributions for March 31, 2018, were the result of net investment income of $2,996,701, $5,700,791, $2,288,818 and $334,714 for Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund and Balanced Fund, respectively, and net realized gains on investments of $129,463, $212,429, $2,354,341, $16,767,969 and $25,294,704 for Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund, respectively.

***	Includes accumulated (excess of distributions over) net investment income (loss) of $(400,377), $(370,030), $(834,783), $13,144 and $21,429 for Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund, respectively, at March 31, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

STATEMENTS OF CHANGES IN NET ASSETS

NEBRASKA TAX-FREE FUND		BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018

$1,722,303	$1,788,744	$692,713	$655,419	$(211,951)	$(117,061)	$2,046,395	$673,472
(37,571)	8,828	2,440,610	4,204,203	8,663,259	12,602,909	33,124,779	13,063,340
1,310,968	(812,074)	1,704,434	1,768,472	7,148,950	5,808,054	(15,604,091)	20,739,130
2,995,700	985,498	4,837,757	6,628,094	15,600,258	18,293,902	19,567,083	34,475,942

–	–	(2,703,104)	(3,478,500)*	(1,519,803)	(2,499,431)*	(4,536,409)	(10,411,722)*
(1,732,027)	(2,288,818)**	(2,143,360)	(2,689,055)**	(12,031,449)	(16,767,969)**	(26,857,264)	(25,294,704)**

(561,894)	–	–	–	–	–	–	–
(2,293,921)	(2,288,818)	(4,846,464)	(6,167,555)	(13,551,252)	(19,267,400)	(31,393,673)	(35,706,426)

–	–	2,557,873	1,838,490	874,244	1,594,371	29,232,702	60,971,078
12,553,191	10,681,700	4,400,142	4,899,298	18,903,033	17,849,011	370,943,274	261,705,710
–	–	2,506,444	3,232,086	1,383,739	2,182,530	4,190,150	9,986,188
357,022	254,112	1,859,934	2,334,939	6,390,096	8,591,825	17,577,803	17,501,618
–	–	(7,419,936)	(13,187,220)	(4,625,639)	(4,807,012)	(111,975,067)	(111,046,227)
(6,192,682)	(15,816,263)	(2,367,661)	(12,030,498)	(18,550,810)	(16,798,178)	(174,615,302)	(135,674,086)
6,717,531	(4,880,451)	1,536,796	(12,912,905)	4,374,663	8,612,547	135,353,560	103,444,281
7,419,310	(6,183,771)	1,528,089	(12,452,366)	6,423,669	7,639,049	123,526,970	102,213,797

65,525,591	71,709,362	69,997,375	82,449,741	136,159,931	128,520,882	692,461,593	590,247,796
$72,944,901	$65,525,591 ***	$71,525,464	$69,997,375 ***	$142,583,600	$136,159,931 ***	$815,988,563	$692,461,593

–	–	149,596	106,140	53,755	96,071	1,044,934	2,149,554
–	–	155,678	191,311	96,227	139,906	164,642	356,141
–	–	(442,756)	(763,092)	(281,948)	(285,556)	(3,835,822)	(3,877,960)
–	–	(137,482)	(465,641)	(131,966)	(49,579)	(2,626,246)	(1,372,265)

1,327,450	1,101,144	262,116	285,412	1,153,836	1,039,772	13,396,018	9,183,474
37,781	26,281	116,413	139,306	434,110	540,027	686,633	621,506
(655,692)	(1,631,620)	(139,960)	(701,098)	(1,145,807)	(975,821)	(6,160,102)	(4,816,742)
709,539	(504,195)	238,569	(276,380)	442,139	603,978	7,922,549	4,988,238

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS

For a Share Outstanding

			Investment Activities			Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(c)(d)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/19		$9.21	$0.19	$0.07	$0.26	$(0.19)	$(0.01)	$—	$9.27	2.88%	$10,569	0.76%	2.03%	1.17%	43%
03/31/18		9.32	0.16	(0.07)	0.09	(0.19)	(0.01)	—	9.21	0.93	15,281	0.77	1.71	1.22	43
03/31/17		9.38	0.16	(0.03)	0.13	(0.18)	(0.01)	—	9.32	1.48	9,933	0.75	1.75	1.28	48
03/31/16		9.45	0.14	(0.04)	0.10	(0.16)	(0.01)	—	9.38	1.11	12,202	0.76	1.50	1.11	40
03/31/15		9.48	0.12	—	0.12	(0.14)	(0.01)	—	9.45	1.33	23,000	0.79	1.24	1.04	51
Institutional Plus Class
03/31/19		9.24	0.21	0.06	0.27	(0.21)	(0.01)	—	9.29	2.99	171,660	0.54	2.25	0.73	43
03/31/18		9.35	0.18	(0.07)	0.11	(0.21)	(0.01)	—	9.24	1.17	147,253	0.54	1.94	0.73	43
03/31/17		9.41	0.19	(0.03)	0.16	(0.21)	(0.01)	—	9.35	1.70	118,220	0.54	1.98	0.75	48
03/31/16		9.48	0.16	(0.04)	0.12	(0.18)	(0.01)	—	9.41	1.32	112,308	0.54	1.73	0.77	40
03/31/15		9.51	0.14	0.01	0.15	(0.17)	(0.01)	—	9.48	1.57	91,787	0.55	1.48	0.80	51
INCOME FUND
Institutional Class
03/31/19		10.09	0.25	0.18	0.43	(0.29)	(0.01)	—	10.22	4.31	6,322	0.80	2.49	1.48	33
03/31/18		10.22	0.24	(0.08)	0.16	(0.28)	(0.01)	—	10.09	1.61	6,884	0.82	2.33	1.48	33
03/31/17		10.41	0.24	(0.14)	0.10	(0.28)	(0.01)	—	10.22	0.89	6,621	0.82	2.29	1.62	44
03/31/16		10.51	0.24	(0.05)	0.19	(0.28)	(0.01)	—	10.41	1.77	6,809	0.81	2.29	1.19	24
03/31/15		10.25	0.24	0.29	0.53	(0.26)	(0.01)	—	10.51	5.18	19,693	0.85	2.30	1.11	52
Institutional Plus Class
03/31/19		10.09	0.27	0.17	0.44	(0.30)	(0.01)	—	10.22	4.50	190,280	0.61	2.67	0.82	33
03/31/18		10.22	0.26	(0.08)	0.18	(0.30)	(0.01)	—	10.09	1.80	192,073	0.64	2.52	0.82	33
03/31/17		10.41	0.26	(0.15)	0.11	(0.29)	(0.01)	—	10.22	1.07	193,808	0.64	2.47	0.83	44
03/31/16		10.52	0.25	(0.07)	0.18	(0.28)	(0.01)	—	10.41	1.81	187,490	0.64	2.41	0.85	24
03/31/15		10.26	0.26	0.29	0.55	(0.28)	(0.01)	—	10.52	5.40	120,425	0.63	2.52	0.89	52
NEBRASKA TAX-FREE FUND
Institutional Plus Class
03/31/19		9.50	0.24	0.17	0.41	(0.25)	—	(0.07)	9.59	4.39	72,945	0.45	2.52	0.66	17
03/31/18		9.69	0.25	(0.12)	0.13	(0.32)	—	—	9.50	1.31	65,526	0.45	2.56	0.67	5
03/31/17		10.05	0.26	(0.30)	(0.04)	(0.32)	—	—	9.69	(0.43)	71,709	0.45	2.66	0.69	11
03/31/16	(e)	10.00	0.07	0.07	0.14	(0.09)	—	—	10.05	1.35	57,029	0.45	2.96	0.85	5
BALANCED FUND
Institutional Class
03/31/19		16.87	0.15	1.00	1.15	(0.15)	(1.02)	—	16.85	7.22	39,049	1.09	0.90	1.28	23
03/31/18		16.86	0.13	1.29	1.42	(0.14)	(1.27)	—	16.87	8.46	41,426	1.18	0.76	1.27	15
03/31/17		16.71	0.13	1.11	1.24	(0.13)	(0.96)	—	16.86	7.71	49,241	1.18	0.75	1.26	22
03/31/16		17.66	0.05	(0.57)	(0.52)	(0.06)	(0.37)	—	16.71	(2.93)	71,090	1.19	0.31	1.26	42
03/31/15		17.61	0.01	1.58	1.59	(0.01)	(1.53)	—	17.66	9.40	70,615	1.17	0.06	1.26	69
Institutional Plus Class
03/31/19		16.73	0.19	0.98	1.17	(0.19)	(1.02)	—	16.69	7.43	32,477	0.90	1.10	1.04	23
03/31/18		16.74	0.16	1.28	1.44	(0.18)	(1.27)	—	16.73	8.66	28,571	0.99	0.95	1.03	15
03/31/17		16.61	0.16	1.10	1.26	(0.17)	(0.96)	—	16.74	7.90	33,209	0.99	0.94	1.03	22
03/31/16		17.57	0.09	(0.59)	(0.50)	(0.09)	(0.37)	—	16.61	(2.78)	35,592	0.99	0.51	1.01	42
03/31/15		17.52	0.05	1.57	1.62	(0.04)	(1.53)	—	17.57	9.67	35,600	0.97	0.30	1.06	69

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS

For a Share Outstanding

		Investment Activities				Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(c)(d)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/19	$16.22	$(0.05)		$1.83	$1.78	$—	$(1.70)	$—	$16.30	12.37%	$14,840	1.11%	(0.31)%	1.34%	42%
03/31/18	16.48	(0.04)		2.35	2.31	—	(2.57)	—	16.22	14.66	16,906	1.13	(0.25)	1.33	50
03/31/17	14.82	(0.05)		2.65	2.60	—	(0.94)	—	16.48	17.89	17,999	1.14	(0.31)	1.25	36
03/31/16	19.02	(0.06)		(1.83)	(1.89)	—	(2.31)	—	14.82	(9.78)	43,260	1.16	(0.34)	1.27	57
03/31/15	19.16	(0.09)		2.41	2.32	—	(2.46)	—	19.02	12.93	55,888	1.14	(0.47)	1.23	50
Institutional Plus Class
03/31/19	16.55	(0.02)		1.87	1.85	—	(1.70)	—	16.70	12.56	127,744	0.94	(0.13)	0.97	42
03/31/18	16.74	(0.01)		2.39	2.38	—	(2.57)	—	16.55	14.86	119,254	0.94	(0.06)	0.97	50
03/31/17	15.00	(0.01)		2.69	2.68	—	(0.94)	—	16.74	18.21	110,522	0.94	(0.08)	0.98	36
03/31/16	19.19	(0.02)		(1.86)	(1.88)	—	(2.31)	—	15.00	(9.63)	103,537	0.94	(0.10)	0.99	57
03/31/15	19.27	(0.05)		2.43	2.38	—	(2.46)	—	19.19	13.18	119,004	0.92	(0.25)	1.01	50
SMALL COMPANY FUND
Institutional Class
03/31/19	28.21	0.03		0.35	0.38	—	(1.32)	—	27.27	1.67	94,013	1.20	0.11	1.30	26
03/31/18	28.28	(0.02	)(f)	1.45	1.43	—	(1.50)	—	28.21	5.11	171,338	1.22	(0.06)	1.29	28
03/31/17	23.17	0.07		5.45	5.52	(0.06)	(0.35)	—	28.28	23.87	210,573	1.20	0.27	1.31	33
03/31/16	24.06	0.02		(0.20)	(0.18)	(0.04)	(0.67)	—	23.17	(0.65)	51,527	1.18	0.10	1.34	32
03/31/15	24.39	0.02		1.65	1.67	(0.01)	(1.99)	—	24.06	6.97	51,296	1.20	0.09	1.31	29
Institutional Plus Class
03/31/19	28.35	0.09		0.35	0.44	(0.02)	(1.32)	—	27.45	1.90	721,976	0.99	0.32	1.08	26
03/31/18	28.35	0.05		1.45	1.50	—	(1.50)	—	28.35	5.34	521,124	0.99	0.17	1.08	28
03/31/17	23.20	0.12		5.47	5.59	(0.09)	(0.35)	—	28.35	24.14	379,675	0.99	0.47	1.06	33
03/31/16	24.12	0.07		(0.21)	(0.14)	(0.11)	(0.67)	—	23.20	(0.48)	220,980	0.99	0.30	1.07	32
03/31/15	24.43	0.08		1.64	1.72	(0.04)	(1.99)	—	24.12	7.17	217,291	0.98	0.34	1.09	29

(a)	Per share data calculated using average share method.
(b)	Not annualized for a period less than one year.
(c)	Annualized for a period less than one year.
(d)	Ratios excluding contractual and voluntary waivers.
(e)	Commencement of operations of Tributary Nebraska Tax-Free Fund - Institutional Plus Class shares was January 1, 2016.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1. Organization

Tributary Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Company consists of six series, Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund (collectively, the “Funds” and individually, a “Fund”). Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund are all diversified series. Nebraska Tax-Free Fund is a non-diversified series. Each series represents a distinct portfolio with its own investment objectives and policies. Refer to the prospectus for each Fund’s investment objective.

All Funds offer Institutional Plus Class shares without a sales charge and the Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund also offer Institutional Class shares. The two classes differ principally in applicable minimum investment and shareholder servicing fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/ losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

2. Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time. In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price. Investments in investment companies are valued at the NAV per share determined as of the close of the NYSE. Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate fair value. Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation. Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee (“Fair Value Committee”) pursuant to procedures established by the Company’s Board of Directors (“Board”). Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee's own assumptions in determining fair value. Factors used in determining fair value include, but are not limited to: type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds’ Adviser, Sub-Adviser, and the Treasurer, who serves

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

on the committee as a non-voting member. The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Fair Valuation Committee’s determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price). One component of fair value is a three-tier fair value hierarchy. The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a securities exchange or investments in mutual funds.

Level 2 – includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 – includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the co-administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the co-administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To substantiate Level 3 unobservable inputs, the adviser and co-administrator use a variety of techniques as appropriate, including, transaction backtesting or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2019, by category:

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Asset Backed Securities	$–	$31,916,303	$–	$31,916,303
Non-Agency Commercial Mortgage Backed Securities	–	10,680,382	–	10,680,382
Non-Agency Residential Mortgage Backed Securities	–	13,950,698	–	13,950,698
Corporate Bonds	–	55,252,750	–	55,252,750
Government & Agency Obligations	–	67,181,492	–	67,181,492
Preferred Stocks	434,643	–	–	434,643
Short-Term Investments	1,873,967	–	–	1,873,967
Total	$2,308,610	$178,981,625	$–	$181,290,235

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Income Fund
Asset Backed Securities	$–	$15,766,938	$–	$15,766,938
Non-Agency Commercial Mortgage Backed Securities	–	12,649,292	–	12,649,292
Non-Agency Residential Mortgage Backed Securities	–	20,389,527	–	20,389,527
Corporate Bonds	–	57,635,377	–	57,635,377
Government & Agency Obligations	–	85,060,854	–	85,060,854
Investment Company	1,529,023	–	–	1,529,023
Short-Term Investments	2,940,724	–	–	2,940,724
Total	$4,469,747	$191,501,988	$–	$195,971,735

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Nebraska Tax-Free Fund
Government & Agency Obligations	$–	$71,774,003	$–	$71,774,003
Short-Term Investments	1,747,058	–	–	1,747,058
Total	$1,747,058	$71,774,003	$–	$73,521,061

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Balanced Fund
Common Stocks*	$44,201,683	$–	$–	$44,201,683
Asset Backed Securities	–	1,394,794	–	1,394,794
Non-Agency Commercial Mortgage Backed Securities	–	638,055	–	638,055
Non-Agency Residential Mortgage Backed Securities	–	1,002,243	–	1,002,243
Corporate Bonds	–	7,300,144	–	7,300,144
Government & Agency Obligations	–	14,352,940	–	14,352,940
Short-Term Investments	2,634,823	–	–	2,634,823
Total	$46,836,506	$24,688,176	$–	$71,524,682

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Growth Opportunities Fund
Common Stocks*	$139,787,668	$–	$–	$139,787,668
Short-Term Investments	2,632,703	–	–	2,632,703
Total	$142,420,371	$–	$–	$142,420,371

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Small Company Fund
Common Stocks*	$778,591,224	$–	$–	$778,591,224
Short-Term Investments	36,833,605	–	–	36,833,605
Total	$815,424,829	$–	$–	$815,424,829

*	See Schedules of Portfolio Investments for further industry classification.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Non-Agency Residential Mortgage Backed Securities
Income Fund
Balance as of 03/31/18	$965,010
Paydowns	(98,911)
Change in unrealized appreciation (depreciation)	20,261
Amortization (Accretion)	(34)
Realized Gain (Loss)	3,020
Transfer out of Level 3	(889,346)
Balance as of 03/31/19	$-
Net change in unrealized appreciation/ (depreciation) in investments as of 03/31/19	$-

Guarantees and Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Company's contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount, using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds. The Balanced Fund declares and pays dividends from net investment income, if any, quarterly. The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually. Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceed available capital loss carryovers. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary” or “Adviser”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds. Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund’s average daily net assets: 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.40% for the Nebraska Tax-Free Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund. First National Fund Advisers (“FNFA” or “Sub-Adviser”), a division of FNBO, serves as the investment sub-adviser for the Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund. Sub-advisory fees paid to FNFA are paid by Tributary. For the services provided and expenses assumed under the FNFA Sub-Advisory Agreement, Tributary pays FNFA a fee equal to 0.25% of the average daily net assets of the Short-Intermediate Bond Fund, 0.30% of the average daily net assets of the Income Fund, 0.20% of the average daily net assets of the Nebraska Tax-Free Fund, 0.375% of the average daily net assets of the Balanced Fund, and 0.375% of the average daily net assets of the Growth Opportunities Fund.

Tributary has contractually agreed to waive advisory fees and reduce the administration fee payable to the Adviser and/or reimburse other expenses of each Fund to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees (Institutional Class only), brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate of the percentage of each Fund’s average daily net assets as follows. Prior to August 1, 2018, the expense caps for the Income Fund and Balanced Fund were 0.64% and 0.99%, respectively.

Expense Caps
Short-Intermediate Bond Fund	0.54%
Income Fund	0.60
Nebraska Tax-Free Fund	0.45
Balanced Fund	0.85
Growth Opportunities Fund	0.94
Small Company Fund	0.99

The amounts waived for each Fund are recorded as expenses waived in each Fund’s Statement of Operations. Other Fund service providers have also contractually agreed to waive a portion of their fees. For the year ended March 31, 2019, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
Short-Intermediate Bond Fund	$350,612	$942	$351,554
Income Fund	423,303	1,060	424,363
Nebraska Tax-Free Fund	143,461	380	143,841
Balanced Fund	119,809	390	120,199
Growth Opportunities Fund	65,250	764	66,014
Small Company Fund	656,533	3,965	660,498

Tributary may recover fees waived or expenses reimbursed, if such payment is made within three years of the fee waiver or expense reimbursement. At March 31, 2019, the amount of potentially recoverable expenses are as follows: Short-Intermediate Bond Fund – $981,424; Income Fund – $1,242,655; Nebraska Tax-Free Fund – $455,485; Balanced Fund – $233,180; Growth Opportunities Fund – $212,543; Small Company Fund – $1,507,329.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

MUFG Union Bank, N.A. serves as the custodian for each of the Funds. DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions. Tributary and Atlantic Fund Services, LLC (“Co- Administrators”) serve as co-administrators of the Funds. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds. As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund's average daily net assets. Tributary receives 0.07% of each Fund's average daily net assets. Foreside Fund Officer Services, LLC provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds' Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. One of the Servicing Agreements the Funds maintain is with FNBO. For the year ended March 31, 2019, the Funds paid FNBO as follows: Short-Intermediate Bond Fund – $2,604; Income Fund – $3,942; Balanced Fund – $958; Small Company Fund – $801. The amounts accrued for shareholder service fees are included under Shareholder service fees – Institutional Class within the Statements of Operations.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2019, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$58,443,328	$39,109,221
Income Fund	31,840,611	36,640,861
Nebraska Tax-Free Fund	18,572,041	11,083,326
Balanced Fund	9,229,485	14,156,691
Growth Opportunities Fund	56,920,532	66,852,286
Small Company Fund	264,588,208	175,956,733

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2019, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$41,052,960	$30,130,559
Income Fund	28,967,681	27,713,268
Balanced Fund	6,255,479	3,159,123

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share. The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

The following information is presented on an income tax basis. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision is made for federal income or excise taxes.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: reclassifications related to net operating losses and equalization. These reclassifications have no impact on net assets.

Net Increase (Decrease)
	Distributable Earnings	Paid-in-Capital
Short-Intermediate Bond Fund	$–	$–
Income Fund	–	–
Nebraska Tax-Free Fund	–	–
Balanced Fund	–	–
Growth Opportunities Fund	(107,463)	107,463
Small Company Fund	(2,700,000)	2,700,000

As of March 31, 2019, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Intermediate Bond Fund	$181,832,850	$612,757	$(1,155,372)	$(542,615)
Income Fund	195,202,786	2,747,960	(1,979,011)	768,949
Nebraska Tax-Free Fund	74,476,840	813,164	(1,768,943)	(955,779)
Balanced Fund	56,587,859	15,673,052	(736,229)	14,936,823
Growth Opportunities Fund	96,105,616	47,723,483	(1,408,728)	46,314,755
Small Company Fund	706,052,126	150,254,368	(40,881,665)	109,372,703

At March 31, 2019, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Net Long-Term Capital Gains	Other Temporary Differences	Unrealized Gain (Loss)**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$417,681	$–	$(279,348)	$(542,615)	$(2,144,228)
Income Fund	898,242	–	(408,209)	768,949	(3,107,427)
Nebraska Tax-Free Fund	–	–	–	(955,779)	(452,870)
Balanced Fund	21,722	1,145,287	–	14,936,823	–
Growth Opportunities Fund	–	1,461,548	–	46,314,755	(41,406)
Small Company Fund	1,323,239	2,137,875	–	109,372,703	–

*	Undistributed net investment income includes any undistributed net short-term capital gains, if any.
**	Unrealized gains (loss) are adjusted for open wash sale loss deferrals, market discount/premium amortization, return of capital paid by REIT securities, adjustments on inflation indexed securities and equity return of capital securities.
***	Capital loss carry forward includes deferred post October loss and late year losses.

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2019 and March 31, 2018, were as follows:

	Net Ordinary Income*		Tax Exempt Income		Net Long Term Capital Gains**		Return of Capital		Total Distributions Paid***
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Short-Intermediate Bond
Fund	$4,015,041	$3,347,078	$–	$–	$–	$–	$–	$–	$4,015,041	$3,347,078
Income Fund	5,954,743	6,103,546	–	–	–	–	–	–	5,954,743	6,103,546
Nebraska Tax-Free Fund	39,441	14,012	1,692,586	2,294,989	–	–	561,894	–	2,293,921	2,309,001
Balanced Fund	702,416	690,469	–	–	4,144,048	5,477,086	–	–	4,846,464	6,167,555
Growth Opportunities Fund	–	–	–	–	13,876,252	19,267,400	–	–	13,876,252	19,267,400
Small Company Fund	1,594,767	5,682,919	–	–	32,498,906	30,023,507	–	–	34,093,673	35,706,426

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as long-term dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2019. Equalization debits included in the long term distributions were $325,000 and $2,700,000 for Growth Opportunities Fund and Small Company Fund, respectively.
***	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

At March 31, 2019, the following Funds had net capital loss carryforwards available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
Short-Intermediate Bond Fund	$396,173	$1,748,055	$2,144,228
Income Fund	1,152,874	1,954,553	3,107,427
Nebraska Tax-Free Fund	32,733	420,137	452,870

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year ("Post-October losses" and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2019, the Funds deferred losses to April 1, 2019 as follows:

Late Year Losses/Post-October Losses
Growth Opportunities Fund	$41,406

The Funds comply with FASB ASC Topic 740, “Income Taxes.” FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Funds with tax positions not deemed to meet the "more-likely-than-not" threshold would be required to record a tax expense in the current year. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2019. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

8. Recent Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” include (i) and amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended March 31, 2019.

9. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes.

ANNUAL REPORT 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Tributary Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio of investments, of Tributary Funds, Inc., comprising Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund, and Tributary Small Company Fund (the “Funds”), as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended March 31, 2015, were audited by other auditors whose report dated May 27, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2019

ANNUAL REPORT 2019

ADDITIONAL FUND INFORMATION (Unaudited)

March 31, 2019

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203. The information also is included in the Company’s Statement of Additional Information, which is available on the Funds' website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the "SEC") website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the SEC’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the year ended March 31, 2019. Foreign tax and qualified dividend information for the calendar year 2019 will be provided on your 2019 Form 1099-DIV.

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. Complete information for calendar year 2019 will be reported in conjunction with your 2019 Form 1099-DIV.

For the year ended March 31, 2019, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	0.50%
Balanced Fund	92.52%
Small Company Fund	100.00%

For the year ended March 31, 2019, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	0.50%
Balanced Fund	86.33%
Small Company Fund	100.00%

For the year ended March 31, 2019, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as qualified interest income exempt from U.S. tax for foreign shareholders:

Qualified Interest Income
Short-Intermediate Bond Fund	89.04%
Income Fund	81.31%
Balanced Fund	41.74%

For the year ended March 31, 2019, Small Company Fund designates 68.67% of its income dividends as short-term capital gain dividends exempt from U.S. tax for foreign shareholders and Nebraska Tax-Free Fund designates 97.86% of its income dividend distributed as tax-exempt dividends.

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018, through March 31, 2019.

Actual Expenses – The first set of columns next to each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account

ANNUAL REPORT 2019

ADDITIONAL FUND INFORMATION (Unaudited)

March 31, 2019

value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first set of columns under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line set of columns next to each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ANNUAL REPORT 2019

ADDITIONAL FUND INFORMATION (Unaudited)

March 31, 2019

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expense Paid During Period*	Expense Ratio During Period*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period*	Expense Ratio During Period*
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,022.94	$3.78	0.75%	$1,000.00	$1,021.19	$3.78	0.75%
Institutional Plus Class	1,000.00	1,022.85	2.72	0.54	1,000.00	1,022.24	2.72	0.54
Income Fund
Institutional Class	$1,000.00	$1,045.14	$3.98	0.78%	$1,000.00	$1,021.04	$3.93	0.78%
Institutional Plus Class	1,000.00	1,046.05	3.06	0.60	1,000.00	1,021.94	3.02	0.60
Nebraska Tax-Free Fund
Institutional Plus Class	$1,000.00	$1,039.46	$2.29	0.45%	$1,000.00	$1,022.69	$2.27	0.45%
Balanced Fund
Institutional Class	$1,000.00	$1,001.53	$5.19	1.04%	$1,000.00	$1,019.75	$5.24	1.04%
Institutional Plus Class	1,000.00	1,002.77	4.24	0.85	1,000.00	1,020.69	4.28	0.85
Growth Opportunities Fund
Institutional Class	$1,000.00	$987.34	$5.50	1.11%	$1,000.00	$1,019.40	$5.59	1.11%
Institutional Plus Class	1,000.00	988.22	4.66	0.94	1,000.00	1,020.24	4.73	0.94
Small Company Fund
Institutional Class	$1,000.00	$917.83	$5.69	1.19%	$1,000.00	$1,019.00	$5.99	1.19%
Institutional Plus Class	1,000.00	918.89	4.74	0.99	1,000.00	1,020.00	4.99	0.99

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

ANNUAL REPORT 2019

DIRECTORS AND OFFICERS (Unaudited)

March 31, 2019

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company. The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below. The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Funds’ website www.tributaryfunds.com.

Name, Address(1), Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Stephen C. Wade(2) Age: 53	Indefinite; Since 2016.	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director - Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	7	Director, First National Capital Markets, Inc.

Director, Chairman of the Board and President
Brittany A. Fahrenkrog(2) Age: 40	Indefinite; Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010)	7	None.

Director and Senior Vice President
Independent Directors
Robert A. Reed Age: 78	Indefinite; Since 1994	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	7	None.

Director; Chairman Corporate Governance and Nominations Committee
Gary D. Parker Age: 73	Indefinite; Since 2005	Retired since 2000.	7	None.

Director; Chairman Audit Committee
David F. Larrabee Age:58	Indefinite; Since 2016	Retired since 2012. Senior Vice President, Intermediary Sales, American Century Investments, Inc. and President and CEO, American Century Investment Services, Inc. (broker/dealer subsidiary) (2009 to May 2012); prior to 2009, Mr. Larrabee held various senior positions with American Century Investments, Inc.	7	None.

Director

[1]	The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68197.
[2]	As defined in the 1940 Act, Mr. Wade is an “interested” Director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc., and Ms. Fahrenkrog is an "interested" Director because she is an employee of Tributary Capital Management, LLC, the Funds' investment adviser, and an officer of First National Bank of Omaha.

ANNUAL REPORT 2019

DIRECTORS AND OFFICERS (Unaudited)

March 31, 2019

Name, Address(1), Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)
Donna Walsh Age:55	Indefinite; Since 2018	Special Adviser, Panorama Point Partners (since 2018); Advisor, Tenaska Capital Management (2008- 2017); Co-Founder and Managing Director, Odin Capital Management (1999 to 2016).	7	None.

Director

[1]	The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68197.

Name, Address, Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Karen Shaw(3) Age: 46	Indefinite; Since August 2015	Senior Vice President, Atlantic Fund Services (2008-present).

Treasurer, Principal Financial Officer
Rodney L. Ruehle(4) Age: 50	Indefinite; Since August 2009	Director, Foreside Management Services, LLC (2008 to present); Chief Compliance Officer of Praxis Mutual Funds (May 2015 to present); Chief Compliance Officer of Absolute Shares Trust (November 2017 to present); Chief Compliance Officer of Horizons ETF Trust (December 2016 to February 2019); Chief Compliance Officer of Context Capital Funds (November 2015 to March 2018); Chief Compliance Officer of Asset Management Fund (November 2009-April 2016); Chief Compliance Officer of Advisers Investment Trust (July 2011-December 2016 and March 2019 to present); Chief Compliance Officer of Penn Series Funds, Inc. (February 2012-November 2014).

Chief Compliance and Anti-Money Laundering Officer
Gino Malaspina(3) Age: 50	Indefinite; Since July 2016	Senior Counsel, Atlantic Fund Services (since June 2014); Senior Counsel and Managing Director, Cipperman & Company /Cipperman Compliance Services LLC (2010-2014); and Associate, Stradley Ronon Stevens & Young, LLP (2009-2010).

Secretary

[3]	The address for Ms. Shaw and Mr. Malaspina is Three Canal Plaza, Suite 600, Portland, ME 04101.
[4]	The address for Mr. Ruehle is 690 Taylor Road, Suite 210, Columbus, OH 43230.

TRIBUTARY FUNDS

Investment Adviser
Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Investment Sub-Adviser
(Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund only)
First National Fund Advisers
215 West Oak Street, 4th Floor
Fort Collins, Colorado 80521

Custodian
MUFG Union Bank, N.A.
350 California Street
San Francisco, California 94104

Co-Administrators
Atlantic Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101

Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Legal Counsel
Husch Blackwell LLP
13330 California Street, Suite 200
Omaha, Nebraska 68154

Compliance Services
Foreside Fund Officer Services, LLC
690 Taylor Road, Suite 210
Gahanna, Ohio 43230

This report has been prepared for the general information of Tributary Funds' shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds' prospectus. The prospectus contains more complete information about Tributary Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203

or write to:
Tributary Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022

or go to:
www.tributaryfunds.com

or email:
ClientServices@tributarycapital.com

1103-NLD-5/9/2019
TF-ANR-0319

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1) on this Form N-CSR. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors. The audit committee financial expert is Donna Walsh who is “independent” for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,000 in 2018 and $87,000 in 2019.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2019.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2018 and $18,000 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2018 and $0 in 2019. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Tributary Funds, Inc.

By	/s/ Karen Shaw
Karen Shaw Treasurer

Date	May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Wade
Stephen C. Wade President

Date	May 30, 2019

By	/s/ Karen Shaw
Karen Shaw Treasurer

Date	May 30, 2019